EXHIBIT 3.0


                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                           MORGAN STANLEY GROUP INC.


                         Pursuant to Section 245 of the
                General Corporation Law of the State of Delaware


                 Morgan Stanley Group Inc., a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the "Corporation") and originally incorporated in the State of Delaware on July 10, 1975 under the name Morgan Stanley Holdings Incorporated, does hereby certify as follows:

                 FIRST: That the Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware, and a certified copy thereof was recorded in the office of the Recorder of Kent County, Delaware, on the 10th day of July, 1975.

                 SECOND: That the Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware, and a certified copy thereof was recorded in the office of the Recorder of Kent County, Delaware, on the 30th day of October, 1989.

                 THIRD: That Certificates of Amendment to the Restated Certificate of Incorporation were filed in the office of the Secretary of State of the State of Delaware, and certified copies thereof were recorded in the office of the Recorder of Kent County, Delaware, on the 8th day of May, 1991, and the 21st day of May, 1992.

                 FOURTH: That Certificates of Stock Designation were filed in the office of the Secretary of State of the State of Delaware, and certified copies thereof were recorded in the office of the Recorder of Kent County, Delaware, on the 19th day of September, 1990, the 24th day of May, 1991, the 29th day of August, 1991, the 15th day of November, 1991, the 20th day of March, 1992, and the 6th day of May, 1992.

                 FIFTH: That a Certificate of Retirement of Stock was filed in the office of the Secretary of State of the State of Delaware and a certified copy thereof was recorded in the office of the Recorder of Kent County, Delaware, on the 20th day of June, 1992.

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                 SIXTH:  That this Restated Certificate of Incorporation
restates and integrates and does not further amend the provisions of the Corporation's Restated Certificate of Incorporation as heretofore amended or supplemented, and that there is no discrepancy between those provisions and the provisions of this Restated Certificate of Incorporation, and that the Restated Certificate of Incorporation is hereby restated to read in its entirety as follows:

                                   ARTICLE I

                                      NAME

                 The name of the Corporation is:

                           MORGAN STANLEY GROUP INC.


                                   ARTICLE II

                     REGISTERED OFFICE AND REGISTERED AGENT

                 The registered office of the Corporation in the State of Delaware is located at 32 Loockerman Sq., Ste. L-100, City of Dover, County of Kent. The name of the registered agent of the Corporation at such address is United States Corporation Company.


                                  ARTICLE III

                               CORPORATE PURPOSE

                 The purpose of the Corporation is to engage in any lawful act or activity for which corporations may now or hereafter be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV

                                 CAPITAL STOCK

                 SECTION 1. Shares and Classes Authorized. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 330,000,000 shares, which shall include:

                 (a) 30,000,000 shares of preferred stock of no par value each (hereinafter referred to as "Preferred Stock"); and

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                 (b)  300,000,000 shares of common stock of the par value
         of $1.00 each (hereinafter referred to as "Common Stock");

such classes of Preferred Stock and Common Stock being sometimes hereinafter collectively referred to as "capital stock".

                 SECTION 2. Preferences, Rights, Limitations and Restrictions of Capital Stock. The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, in respect of the classes of the capital stock, and the authority with respect thereto expressly vested in the Board of Directors of the Corporation, are as follows:

                 PART I -- PREFERRED STOCK (a) The Preferred Stock may be issued either as a class without series or, if so determined by the Board of Directors of the Corporation, from time to time in one or more series and with such designation for such class or each such series as shall be stated and expressed in the resolution or resolutions providing for the issue of such class or each such series adopted by the Board of Directors. The Board of Directors in any such resolution or resolutions is expressly authorized to state and express for such class or each such series:

                 (i) Voting rights, if any, including, without limitation, the authority to confer multiple votes per share, voting rights as to specified matters or issues or, subject to the provisions of this Restated Certificate of Incorporation, voting rights to be exercised either together with holders of Common Stock as a single class, or independently as a separate class;

                (ii) The rate per annum and the times at and conditions upon which the holders of shares of such class or series shall be entitled to receive dividends, the conditions and dates upon which such dividends shall be payable and whether such dividends shall be cumulative or noncumulative, and, if cumulative, the terms upon which such dividends shall be cumulative;

               (iii) Redemption, repurchase, retirement and sinking fund rights, preferences and limitations, if any, the amount payable on shares of such class or series in the event of such redemption, repurchase or retirement, the terms and conditions of any sinking fund, the manner of creating such fund or funds and whether any of the foregoing shall be cumulative or noncumulative;

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                (iv)  The rights to which the holders of the shares of such class or series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

                 (v) The terms, if any, upon which the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

                (vi) Any other designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof so far as they are not inconsistent with the provisions of this Restated Certificate of Incorporation and to the full extent now or hereafter permitted by the laws of the State of Delaware.

                 (b) All shares of the Preferred Stock, if issued as a class without series, or all shares of the Preferred Stock of any one series, if issued in series, shall be identical to each other in all respects and shall entitle the holders thereof to the same rights and privileges, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.

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         Subpart A:  ESOP Convertible Preferred Stock*

         1.  Designation and Issuance.

                 (A) The shares of such series shall be designated ESOP CONVERTIBLE PREFERRED STOCK (hereinafter referred to as the "ESOP Preferred Stock") and such series shall consist of 3,902,438 shares. Such number of shares may be increased or decreased from time to time by resolution of the Pricing Committee of this Board of Directors (the "Pricing Committee"), but no such increase shall result in such series consisting of more than 4,000,000 shares, and no decrease shall reduce the number of shares of ESOP Preferred Stock to a number less than that of shares of ESOP Preferred Stock then outstanding plus the number of shares issuable upon exercise of any rights, options or warrants or upon conversion of outstanding securities issued by the Corporation relating to such shares. Any shares of ESOP Preferred Stock redeemed or purchased by the Corporation shall remain issued and outstanding for all purposes (except that as long as such shares are held by the Corporation or its nominee, no dividends shall be paid on such shares and they shall neither be entitled to vote nor counted for quorum purposes) and may thereafter be transferred by the Corporation from time to time to a trustee or trustees referred to in paragraph (B) of this Section 1 (whereupon the voting and dividend rights of such shares shall be restored); provided that the Corporation may provide at the time of or at any time after such redemption or purchase that any such shares then held by the Corporation or its nominee shall be retired, and such shares shall then be restored to the status of authorized but unissued shares of preferred stock of the Corporation.

                 (B) Shares of ESOP Preferred Stock shall be issued only to a trustee or trustees acting on behalf of an employee stock ownership trust or plan or other employee benefit plan (a "Plan") of the Corporation. In the event of any sale, transfer or other disposition (hereinafter a "transfer") of shares of ESOP Preferred Stock to any person (including, without limitation, any participant in the Plan) other than (x) any trustee or trustees of the Plan or (y) any pledgee of such shares acquiring such shares as security for any loan or

- --------------------

* Terms defined in this Subpart A are so defined for purposes of this Subpart alone.

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loans made to the Plan or to any trustee or trustees acting on behalf of the
Plan, the shares of ESOP Preferred Stock so transferred, upon such transfer and without any further action by the Corporation or the holder, shall be automatically converted into shares of Common Stock at the Conversion Price (as hereinafter defined) and on the terms otherwise provided for the conversion of shares of ESOP Preferred Stock into shares of Common Stock pursuant to Section 5 hereof and no such transferee shall have any of the voting powers, preferences and relative, participating, optional or special rights ascribed to shares of ESOP Preferred Stock hereunder, but, rather, only the powers and rights pertaining to the Common Stock into which such shares of ESOP Preferred Stock shall be so converted; provided, however, that in the event of a foreclosure or other realization upon shares of ESOP Preferred Stock pledged as security for any loan or loans made to the Plan or to the trustee or the trustees acting on behalf of the Plan, the pledged shares so foreclosed or otherwise realized upon shall be converted automatically into shares of Common Stock at the Conversion Price and on the terms otherwise provided for conversions of shares of ESOP Preferred Stock into shares of Common Stock pursuant to Section 5 hereof. In the event of such a conversion, such transferee shall be treated for all purposes as the record holder of the shares of Common Stock into which the ESOP Preferred Stock shall have been converted as of the date of such conversion. Certificates representing shares of ESOP Preferred Stock shall be legended to reflect such restrictions on transfer. Notwithstanding the foregoing provisions of this Section 1, shares of ESOP Preferred Stock (i) may be converted into shares of Common Stock as provided by
Section 5 hereof and the shares of Common Stock issued upon such conversion may be transferred by the holder thereof as permitted by law and (ii) shall be redeemable by the Corporation upon the terms and conditions provided by Sections 6, 7 and 8 hereof.

         2.  Dividends and Distributions.

                 (A) (1) Subject to the provisions for adjustment hereinafter set forth, the holders of shares of ESOP Preferred Stock (other than the Corporation or its nominee) shall be entitled to receive, when and as declared by the Board of Directors out of funds legally available therefor, cash dividends ("Preferred Dividends") payable in accordance with either of the following elections, as the Board of Directors shall elect from time to time in its absolute discretion:

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                 (i)  in an amount per share initially equal to $2.78 per
         share per annum, and no more (such amount, as adjusted from time to time pursuant to the terms hereof, including during any period in which a Semiannual Payment Election (as defined below) shall be in effect, the "Annual Dividend Rate"), payable annually in arrears on December 31 (or such later date not more than four business days thereafter as the Board of Directors may from time to time elect in its absolute discretion; such date, the "Annual Payment Date") of each year (such election, the "Annual Payment Election") beginning on the Annual Payment Date occurring immediately after the effective date of such Annual Payment Election; or

                (ii) in an amount per share initially equal to $2.78 per share per annum, and no more (such amount, as adjusted from time to time pursuant to the terms hereof, including during any period in which an Annual Payment Election is in effect, the "Semiannual Dividend Rate"; and the Semiannual Dividend Rate and the Annual Dividend Rate, as in effect at any time, are each hereinafter referred to as the "Preferred Dividend Rate"), semiannually in arrears, one-half on each June 30 and December 31 (or, in either case, such later date not more than four business days after either of such dates as the Board of Directors may from time to time elect in its absolute discretion; such dates, the "Semiannual Payment Dates") of each year (such election, the "Semiannual Payment Election"), beginning on the Semiannual Payment Date occurring immediately after the effective date of such Semiannual Payment Election;

provided that any Semiannual Payment Election shall be made effective only during the period beginning on January 5 and ending on June 29 in each year. The Board of Directors shall give prompt notice to the holders of the ESOP Preferred Stock of any Semiannual Payment Election or Annual Payment Election and any election to alter any Dividend Payment Date pursuant to this Section 2(A)(1). Each Annual Payment Date or Semiannual Payment Date, as applicable, is hereinafter referred to as a "Dividend Payment Date", and each payment of a Preferred Dividend shall be made to holders of record at the opening of business on such Dividend Payment Date.

                 (2) Preferred Dividends shall begin to accrue on outstanding shares of ESOP Preferred Stock from the date of issuance of such shares, except that with respect to any shares of ESOP Preferred Stock redeemed or purchased by the Corporation and then reissued, Preferred Dividends shall

                                       8

accrue on such shares from their date of reissuance. Preferred Dividends shall accrue on a daily basis, whether or not the Corporation shall then have earnings or surplus (computed on the basis of a 360-day year of twelve 30-day months in case of any period less than one year) based on the Preferred Dividend Rate in effect on such date; provided that if a Semiannual Payment Election or an Annual Payment Election becomes effective on or after such date and before the immediately succeeding Dividend Payment Date, payments in respect of dividends on the ESOP Preferred Stock made on or after the effective date of such Semiannual Payment Election or Annual Payment Election and on or before such Dividend Payment Date shall be computed using the Preferred Dividend Rate in effect on the date of such payment. Accrued but unpaid Preferred Dividends shall cumulate as of the Dividend Payment Date on which they first become payable, but no interest shall accrue on accumulated but unpaid Preferred Dividends.

                 (B) So long as any shares of ESOP Preferred Stock shall be outstanding, no dividend shall be declared or paid or set apart for payment on any other series of stock ranking on a parity with the ESOP Preferred Stock as to dividends, unless there shall also be or have been declared and paid or set apart for payment on the ESOP Preferred Stock, like dividends for all dividend payment periods of the ESOP Preferred Stock ending on or before the dividend payment date of such parity stock, ratably in proportion to the respective amounts of dividends (1) accumulated and unpaid or payable on such parity stock, on the one hand, and (2) accumulated and unpaid through the dividend payment period or periods of the ESOP Preferred Stock next preceding such dividend payment date, on the other hand. If full cumulative dividends on the ESOP Preferred Stock have not been declared and paid or set apart for payment when due, the Corporation shall not declare or pay or set apart for payment any dividends or make any other distributions on, or make any payment on account of the purchase, redemption or other retirement of, any other class of stock or series thereof of the Corporation ranking, as to dividends or upon dissolution, junior to the ESOP Preferred Stock until full cumulative dividends on the ESOP Preferred Stock shall have been paid or declared and set apart; provided, however, that the foregoing shall not apply to (i) any dividend or distribution payable solely in any shares of, or options, warrants or rights to subscribe for or purchase shares of, any stock ranking, as to dividends and upon dissolution, junior to the ESOP Preferred Stock or (ii) the acquisition of shares of any stock ranking, as to dividends and upon dissolution, junior to the ESOP Preferred Stock in

                                       9

exchange solely for or by conversion solely into shares of any other stock ranking junior to the ESOP Preferred Stock as to dividends and upon dissolution.

                 (C) Any dividend payment made on shares of ESOP Preferred Stock shall first be credited against the earliest accumulated but unpaid dividend due with respect to such shares.

         3.  Liquidation Preference.

                 (A) In the event of any dissolution or liquidation of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation (whether capital or surplus) shall be made to or set apart for the holders of any series or class or classes of stock of the Corporation ranking junior to ESOP Preferred Stock upon dissolution or liquidation, the holders of ESOP Preferred Stock (other than the Corporation or its nominee) shall be entitled to receive the Liquidation Price (as hereinafter defined) per share in effect at the time of dissolution or liquidation plus an amount equal to all dividends accrued (whether or not accumulated) and unpaid on the ESOP Preferred Stock to the date of final distribution to such holders; but such holders shall not be entitled to and shall not otherwise receive any further payments. The Liquidation Price per share that holders of ESOP Preferred Stock shall receive upon dissolution or liquidation shall be $35.875, subject to adjustment as hereinafter provided. If, upon any dissolution or liquidation of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of ESOP Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid and liquidating payments on any other shares ranking, as to dissolution or liquidation, on a parity with ESOP Preferred Stock, then such assets, or the proceeds thereof, shall be distributed among the holders of ESOP Preferred Stock and any such other shares ratably in accordance with the respective amounts that would be payable on such shares of ESOP Preferred Stock and any such other shares if all amounts payable thereon were paid in full.
For the purposes of this Section 3, neither a consolidation or merger of the Corporation with or into one or more corporations, nor the sale, transfer, lease or exchange (for cash, shares of equity stock, securities or other consideration) of all or substantially all of the assets of the Corporation, nor the distribution to the stockholders of the Corporation of all or substantially all of the consideration for such sale, unless such consideration (apart from assumption of liabilities) or the net proceeds

                                       10

thereof consists substantially entirely of cash, shall be deemed to be a dissolution or liquidation, voluntary or involuntary.

                 (B) Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with or senior to ESOP Preferred Stock upon dissolution or liquidation, upon any dissolution or liquidation of the Corporation, after payment shall have been made in full to the holders of ESOP Preferred Stock as provided in this Section 3, but not prior thereto, any other series or class or classes of stock ranking junior to ESOP Preferred Stock upon dissolution or liquidation shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets of the Corporation remaining to be paid or distributed, and the holders of ESOP Preferred Stock shall not be entitled to share therein.

         4.  Ranking and Voting of Shares.

                 (A) The Corporation's 9.36% Cumulative Preferred Stock, with a liquidation value of $25.00 per share, the Corporation's 8.88% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, and the Corporation's 8-3/4% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, shall rank on a parity with ESOP Preferred Stock as to dividends and as to distribution of assets upon dissolution or liquidation.

                 Unless otherwise provided in the Restated Certificate of Incorporation of the Corporation, as the same may be amended, or in a Certificate of Designation of Rights and Preferences relating to any subsequent series of preferred stock, the ESOP Preferred Stock shall rank on a parity with all series of the Corporation's preferred stock as to dividends and as to the distribution of assets upon dissolution or liquidation.

                 (B) The holders of shares of ESOP Preferred Stock (other than the Corporation or its nominee) shall have the following voting rights:

                 (1) The holders of ESOP Preferred Stock shall be entitled to vote on all matters submitted to a vote of the stockholders of the Corporation, voting together with the holders of Common Stock as one class. The holder of each share of ESOP Preferred Stock shall be entitled to a number of votes equal to 1.35 times the number of shares of Common

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Stock into which such share of ESOP Preferred Stock could be converted on the record date for determining the stockholders entitled to vote; it being understood that whenever the "Conversion Price" (as defined in Section 5 hereof) is adjusted as provided in Section 9 hereof, the number of votes of the ESOP Preferred Stock shall also be correspondingly adjusted. Notwithstanding the immediately preceding sentence, if the governing body of the New York Stock Exchange or any other securities listing service or exchange (each, an "Exchange") or any relevant governmental or regulatory entity (each such entity, and each governing body of an Exchange, a "Regulating Entity") shall have disapproved of such voting power or taken or threatened any action against the Corporation or in respect of any of its securities in accordance with Rule 19c-4 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any other rule or listing standard of any Regulating Entity regarding the voting power of securities, or if the Board of Directors determines in its sole judgment that any Regulating Entity may so disapprove or take or threaten any such action, the holder of each share of ESOP Preferred Stock shall be entitled to a maximum number of votes permissible (consistent with continued listing of the Corporation's securities on any such Exchange) in accordance with the interpretations of any such rule or listing standard by such Regulating Entity, as determined by the Board of Directors.

                 (2) Except as otherwise required by law or set forth herein, holders of ESOP Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for the taking of any corporate action, including the issuance of any preferred stock now or hereafter authorized; provided, however, that the vote of at least 66-2/3% of the outstanding shares of ESOP Preferred Stock, voting separately as a series, shall be necessary to approve any alteration, amendment or repeal of any provision of the Restated Certificate of Incorporation or any alteration, amendment or repeal of any provision of the resolutions relating to the designation, preferences and rights of ESOP Preferred Stock (including any such alteration, amendment or repeal effected by any merger or consolidation in which the Corporation is the surviving or resulting corporation, but not including any alteration or amendment of rights expressly provided for in Section (B)(1) above or in Section 2(A)(1)), if such amendment, alteration or repeal would alter or change the powers, preferences, or special rights of the ESOP Preferred Stock so as to affect them adversely.

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         5.  Conversion into Common Stock.

                 (A) A holder of shares of ESOP Preferred Stock shall be entitled, at any time prior to the close of business on the date fixed for redemption of such shares pursuant to Section 6, 7 or 8 hereof, to cause any or all of such shares to be converted into shares of Common Stock. The number of shares of Common Stock into which each share of the ESOP Preferred Stock may be converted shall be determined by dividing the Liquidation Price in effect at the time of conversion by the Conversion Price (as hereinafter defined) in effect at the time of conversion. The initial Conversion Price per share at which shares of Common Stock shall be issuable upon conversion of any shares of ESOP Preferred Stock shall be $35.875, subject to adjustment as hereinafter provided; that is, a conversion rate initially equivalent to one share of Common Stock for each share of ESOP Preferred Stock, which is subject to adjustment as hereinafter provided.

                 (B) Any holder of shares of ESOP Preferred Stock desiring to convert such shares into shares of Common Stock shall surrender, if certificated, the certificate or certificates representing the shares of ESOP Preferred Stock being converted, duly assigned or endorsed for transfer to the Corporation (or accompanied by duly executed stock powers relating thereto), or if uncertificated, a duly executed stock power relating thereto, at the principal executive office of the Corporation or the offices of the transfer agent for the ESOP Preferred Stock or such office or offices in the continental United States of an agent for conversion as may from time to time be designated by notice to the holders of the ESOP Preferred Stock by the Corporation or the transfer agent for the ESOP Preferred Stock, accompanied by written notice of conversion. Such notice of conversion shall specify (i) the number of shares of ESOP Preferred Stock to be converted and the name or names in which such holder wishes the Common Stock and any shares of ESOP Preferred Stock not to be so converted to be issued, and (ii) the address to which such holder wishes delivery to be made of a confirmation of such conversion, if uncertificated, or any new certificates which may be issued upon such conversion, if certificated.

                 (C) Upon surrender, if certificated, of a certificate representing a share or shares of ESOP Preferred Stock for conversion, or if uncertificated, of a duly executed stock power relating thereto, the Corporation shall issue and send by hand delivery (with receipt to be acknowledged) or by first class mail, postage prepaid, to the

                                       13

holder thereof or to such holder's designee, at the address designated by such holder, if certificated, a certificate or certificates for, or if uncertificated, confirmation of, the number of shares of Common Stock to which such holder shall be entitled upon conversion. If there shall have been surrendered shares of ESOP Preferred Stock only part of which are to be converted, the Corporation shall issue and deliver to such holder or such holder's designee, if certificated, a new certificate or certificates representing the number of shares of ESOP Preferred Stock that shall not have been converted, or if uncertificated, confirmation of the number of shares of ESOP Preferred Stock that shall not have been converted.

                 (D)  The issuance by the Corporation of shares of Common
Stock upon a conversion of shares of ESOP Preferred Stock into shares of Common Stock made at the option of the holder thereof shall be effective as of the earlier of (i) the delivery to such holder or such holder's designee of the certificates representing the shares of Common Stock issued upon conversion thereof, if certificated, or confirmation, if uncertificated, and (ii) the commencement of business on the second business day after the surrender of the certificate or certificates, if certificated, or a duly executed stock power, if uncertificated, for the shares of ESOP Preferred Stock to be converted. On and after the effective date of conversion, the person or persons entitled to receive Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock, and no allowance or adjustment shall be made in respect of dividends payable to holders of Common Stock of record on any date prior to such effective date.
The Corporation shall not be obligated to pay any dividend that may have accrued or have been declared but that is not payable to holders of shares of ESOP Preferred Stock if the Dividend Payment Date for such dividend is on or subsequent to the effective date of conversion of such shares.

                 (E) The Corporation shall not be obligated to deliver to holders of ESOP Preferred Stock any fractional share or shares of Common Stock issuable upon any conversion of such shares of ESOP Preferred Stock, but in lieu thereof may make a cash payment in respect thereof in any manner permitted by law.

                 (F) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or treasury Common Stock, solely for issuance upon the conversion of shares of ESOP Preferred Stock as herein

                                       14

provided, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of ESOP Preferred Stock then outstanding.

         6.  Redemption at the Option of the Corporation.

              (A) The ESOP Preferred Stock shall be redeemable, in whole or in part, at the option of the Corporation at any time after September 19, 2000, out of funds legally available therefor, at a redemption price per share equal to 100% of the Liquidation Price plus an amount equal to all accrued (whether or not accumulated) and unpaid dividends thereon to the date fixed for redemption. Payment of the redemption price shall be made by the Corporation in cash or shares of Common Stock, or a combination thereof, as permitted by paragraph (E) of this Section 6. From and after the date fixed for redemption, dividends on shares of ESOP Preferred Stock called for redemption will cease to accrue and all rights of the holder in respect of such shares shall cease, except the right to receive the redemption price. Upon payment of the redemption price, such shares shall be deemed to have been transferred to the Corporation, to be held as treasury shares or to be retired, in either case as provided in Section 1(A). If less than all of the outstanding shares of ESOP Preferred Stock are to be redeemed, the Corporation shall either redeem a portion of the shares of each holder determined pro rata based on the number of shares held by each holder or shall select the shares to be redeemed by lot, as may be determined by the Board of Directors of the Corporation.

              (B) Notice of redemption will be sent to the holders of ESOP Preferred Stock at the address shown on the books of the Corporation or any transfer agent for ESOP Preferred Stock by first class mail, postage prepaid, mailed not less than twenty (20) days nor more than sixty (60) days prior to the redemption date or in any other manner provided by law. Each notice shall state: (i) the redemption date; (ii) the total number of shares of ESOP Preferred Stock to be redeemed and, if fewer than all the shares held by such holder are to be redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price; (iv) the place or places where certificates, if certificated, for such shares are to be surrendered for payment of the redemption price; (v) that dividends on the shares to be redeemed will cease to accrue on such redemption date; (vi) whether such redemption price should be paid in cash or in shares of Common Stock; and (vii) the conversion rights of the shares to be redeemed, the period within which conversion

                                       15

rights may be exercised and the Conversion Price and number of shares of Common Stock issuable upon conversion of a share of ESOP Preferred Stock at the time. Upon surrender of the certificates, if certificated, for any shares so called for redemption, or upon the date fixed for redemption, if uncertificated, such shares, if not previously converted, shall be redeemed by the Corporation as of the close of business on the date fixed for redemption and at the redemption price set forth in this Section 6.

              (C) The Corporation may, in its sole discretion and notwithstanding anything to the contrary in paragraph (A) of this Section 6, at any time within one year after either of the following events:

              (i) there shall be a change in the federal tax law or regulations of the United States of America or of an interpretation or application of such law or regulations or of a determination by a court of competent jurisdiction that in any case has the effect of precluding the Corporation from claiming (other than for purposes of calculating any alternative minimum tax) any of the tax deductions for dividends paid on the ESOP Preferred Stock when such dividends are used as provided under Section 404(k)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), as in effect on the date shares of ESOP Preferred Stock are initially issued, or

             (ii) the Corporation shall certify to the holders of the ESOP Preferred Stock that the Corporation has determined in good faith that the Plan either is not qualified as a "stock bonus plan" within the meaning of Section 401(a) of the Code or is not an "employee stock ownership plan" within the meaning of Section 4975(e)(7) of the Code, elect either to (a) redeem, out of funds legally available therefor, any or all of such ESOP Preferred Stock for cash or, if the Corporation so elects, in shares of Common Stock, or a combination of such shares of Common Stock and cash, as permitted by paragraph (E) of this Section 6, at a redemption price equal to (x) if the relevant event is as provided in clause (i) above, the Liquidation Price per share on the date fixed for redemption, plus an amount equal to accrued (whether or not accumulated) and unpaid dividends thereon to the date fixed for redemption or (y) if the relevant event is as provided in clause (ii) above, an amount calculated on the basis of the redemption prices provided in paragraph (D) of this Section 6 on the date fixed for redemption or
(b)

                                       16

exchange any or all of such shares of ESOP Preferred Stock for securities of at least equal value (as determined by an independent appraiser) that constitute "qualifying employer securities" with respect to a holder of ESOP Preferred Stock within the meaning of Section 409(1) of the Code and Section 407(d)(5) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or any successor provisions of law. If the Corporation elects to redeem any or all of the ESOP Preferred Stock pursuant to clause (a) of the preceding sentence, notice of such redemption shall be given as required in paragraph (B) of this Section 6, and if the Corporation elects to exchange any or all of the ESOP Preferred Stock for securities of at least equal value pursuant to clause
(b) of the preceding sentence, it will cause notice of such election to be sent to the holders of ESOP Preferred Stock at the address shown on the books of the Corporation or any transfer agent for ESOP Preferred Stock by first class mail, postage prepaid, mailed not less than twenty (20) days nor more than sixty (60) days prior to the date of exchange or in any other manner required by law.
Each notice shall state: (i) the exchange date; (ii) the total number of shares of ESOP Preferred Stock to be exchanged and, if fewer than all the shares held by such holder are to be exchanged, the number of shares held by such holder to be exchanged; (iii) the exchange rate; (iv) the place or places where certificates, if certificated, for such shares are to be surrendered for exchange; and (v) that dividends on the shares to be exchanged will cease to accrue on such exchange date.

                 (D) Notwithstanding anything to the contrary in paragraph (A) of this Section 6, in the event that the Plan is, or contributions thereto are, terminated, the Corporation may, in its sole discretion, call for redemption any or all of the then outstanding ESOP Preferred Stock, upon notice as required in paragraph (B) of this Section 6, out of funds legally available therefor, at a redemption price per share equal to the following percentages of the Liquidation Price in effect on the date fixed for redemption:

                                       17

             During the Twelve-
                Month Period                             Percentage of
           Beginning September 19,                     Liquidation Price
           -----------------------                     -----------------
                    1991                                     106.98
                    1992                                     106.20
                    1993                                     105.43
                    1994                                     104.65
                    1995                                     103.88
                    1996                                     103.10
                    1997                                     102.33
                    1998                                     101.55
                    1999                                     100.78
                    2000                                     100.00

and thereafter at 100%, plus, in each case, an amount equal to all accrued (whether or not accumulated) and unpaid dividends thereon to the date fixed for redemption. Payment of the redemption price shall be made by the Corporation in cash or shares of Common Stock, or a combination thereof, as permitted by paragraph (E) of this Section 6. From and after the date fixed for redemption, dividends on shares of ESOP Preferred Stock called for redemption will cease to accrue and all rights of the holder in respect of such shares shall cease, except the right to receive the redemption price. Upon payment of the redemption price, such shares shall be deemed to have been transferred to the Corporation, to be held as treasury shares or to be retired, in either case as provided in Section 1(A).

              (E) The Corporation, at its option, may make payment of the redemption price required upon redemption of shares of ESOP Preferred Stock in cash or in shares of Common Stock, or in a combination of such shares and cash, any such shares of Common Stock to be valued for such purpose at their Fair Market Value (as defined in paragraph 9(H)(2)); provided, however, that in calculating their Fair Market Value the Adjustment Period (as defined in paragraph 9(H)(2)) shall be deemed to be the five (5) consecutive trading days preceding the date of redemption.

         7.  Redemption at the Option of the Holder.

              (A)  Unless otherwise provided by law, shares of ESOP
Preferred Stock shall be redeemed by the Corporation at the option of the holder, at any time and from time to time upon notice to the Corporation given not less than five business days prior to the date fixed by the holder in such notice, when and to the extent necessary for such holder to

                                       18

provide for distributions required to be made under, or to satisfy an investment election provided to participants in accordance with, the Plan or any successor plan or when the holder elects to redeem shares of ESOP Preferred Stock in connection with any Preferred Dividend (a "Dividend Redemption"), in shares of Common Stock legally available therefor, at a redemption price equal to the higher of (x) the Liquidation Price per share on the date fixed for redemption and (y) the Fair Market Value (as defined in paragraph 9(H)(2)) of the number of shares of Common Stock into which each share of ESOP Preferred Stock is convertible at the time the notice of such redemption is given, plus in either case an amount equal to accrued (whether or not accumulated) and unpaid dividends thereon to the date fixed for redemption (such higher price on any date, together with such accrued and unpaid dividends, the "Special Redemption Price"). At the election of the Corporation, such redemption may instead be made out of funds legally available therefor in cash or a combination of Common Stock and cash. Any shares of Common Stock shall be valued for the purposes of redemption pursuant to this paragraph (A) as provided by paragraph (E) of Section 6. In the case of any Dividend Redemption, such holder shall give the notice specified above on the fifth business day after the related Dividend Payment Date and such redemption shall be effective as to such number of shares of ESOP Preferred Stock as shall equal
(x) the aggregate amount of such Preferred Dividends paid with respect to shares of ESOP Preferred Stock allocated or credited to the accounts of participants in the Plan or any successor plan that are used to repay any loan associated with such allocated or credited shares divided by (y) the Special Redemption Price specified above in this paragraph (A).

                 (B) Unless otherwise provided by law, shares of ESOP Preferred Stock shall be redeemed by the Corporation at the option of the holder, at any time and from time to time upon notice to the Corporation given not less than five business days prior to the date fixed by the holder in such notice, upon certification by such holder to the Corporation of the following events: (i) when and to the extent necessary for such holder to make any payments of principal, interest or premium due and payable (whether voluntary, scheduled, upon acceleration or otherwise) upon any obligations of the trust established under the Plan in connection with the acquisition of ESOP Preferred Stock or any indebtedness, expenses or costs incurred by the holder for the benefit of the Plan; or (ii) when and if it shall be established to the satisfaction of the holder that the Plan


                                       19

has not initially been determined by the Internal Revenue Service to be qualified as a "stock bonus plan" and an "employee stock ownership plan" within the meaning of Section 401(a) or 4975(e)(7) of the Code, respectively, in shares of Common Stock legally available therefor, at a redemption price equal to the Liquidation Price plus an amount equal to accrued and unpaid dividends thereon to the date fixed for redemption. At the election of the Corporation, such redemption may instead be made out of funds legally available therefor in cash or a combination of Common Stock and cash. Any shares of Common Stock shall be valued for the purposes of redemption pursuant to this paragraph (B) as provided by paragraph (E) of Section 6.

      8.  Consolidation, Merger, etc.

            (A) If the Corporation shall consummate any consolidation or merger or similar transaction, however named, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged solely for or changed, reclassified or converted solely into securities of any successor or resulting company (including the Corporation) that constitute "qualifying employer securities" with respect to a holder of ESOP Preferred Stock within the meanings of Section 409(l) of the Code and Section 407(d)(5) of ERISA, or any successor provision of law, and, if applicable, for a cash payment in lieu of fractional shares, if any, then, in such event, the terms of such consolidation or merger or similar transaction shall provide that the shares of ESOP
Preferred Stock of such holder shall be converted into or exchanged for and shall become preferred securities of such successor or resulting company, having in respect of such company insofar as possible (taking into account, without limitation, any requirements relating to the listing of such preferred securities on any national securities exchange or the qualification of such preferred securities for trading in any over-the-counter market) the same powers, preferences and relative, participating, optional or other special rights (including the redemption rights provided by Sections 6, 7 and 8 hereof), and the qualifications, limitations or restrictions thereon, that the ESOP Preferred Stock had immediately prior to such transaction; provided, however, that after such transaction each security into which the ESOP
Preferred Stock is so converted or for which it is exchanged shall be convertible, pursuant to the terms and conditions provided by Section 5 hereof, into the number and kind of qualifying employer securities receivable by a holder equivalent to the number of shares of Common Stock into which such shares of ESOP


                                       20

Preferred Stock could have been converted pursuant to Section 5 hereof immediately prior to such transaction and provided further that if by virtue of the structure of such transaction, a holder of Common Stock is required to make an election with respect to the nature and kind of consideration to be received in such transaction, which election cannot practicably be made by the holders of the ESOP Preferred Stock, then such election shall be deemed to be solely for "qualifying employer securities" (together, if applicable, with a cash payment in lieu of fractional shares) with the effect provided above on the basis of the number and kind of qualifying employer securities receivable by a holder of the number of shares of Common Stock into which the shares of ESOP Preferred Stock could have been converted pursuant to Section 5 hereof immediately prior to such transaction (it being understood that if the kind or amount of qualifying employer securities receivable in respect of each share of Common Stock upon such transaction is not the same for each such share, then the kind and amount of qualifying employer securities deemed to be receivable in respect of each share of Common Stock for purposes of this proviso shall be the kind and amount so receivable per share of Common Stock by a plurality of such shares). The rights of the ESOP Preferred Stock as preferred equity of such successor or resulting company shall successively be subject to adjustments pursuant to Section 9 hereof after any such transaction as nearly equivalent as practicable to the adjustments provided for by such Section prior to such transaction. The Corporation shall not consummate any such merger, consolidation or similar transaction unless all the terms of this paragraph (A) are complied with.

                 (B) If the Corporation shall consummate any consolidation or merger or similar transaction, however named, pursuant to which the outstanding shares of Common Stock are by operation of law exchanged for or changed, reclassified or converted into other shares or securities or cash or any other property, or any combination thereof, other than any such consideration which is constituted solely of qualifying employer securities that are common stock or common equity (as referred to in paragraph (A) of this Section 8) and cash payments, if applicable, in lieu of fractional shares or other interests, outstanding shares of ESOP Preferred Stock shall, without any action on the part of the Corporation or any holder thereof (but subject to paragraph (C) of this Section 8), be automatically converted immediately prior to the consummation of such merger, consolidation or similar transaction into shares of Common Stock at the Conversion Price then in effect.


                                       21

              (C) If the Corporation shall enter into any agreement providing for any consolidation or merger or similar transaction described in paragraph
(B) of this Section 8, then the Corporation shall as soon as practicable thereafter (and in any event at least ten (10) business days before consummation of such transaction) give notice of such agreement and the material terms thereof to each holder of ESOP Preferred Stock and each such holder shall have the right to elect, by written notice to the Corporation, to receive, upon consummation of such transaction (if and when such transaction is consummated), out of funds legally available therefor, from the Corporation or the successor of the Corporation, in redemption of such ESOP Preferred Stock, in lieu of any cash or other securities which such holder would otherwise be entitled to receive under paragraph (B) of this Section 8, a cash payment equal to the Liquidation Price per share on the date fixed for such transaction, plus an amount equal to accrued (whether or not accumulated) and unpaid dividends thereon to the date fixed for such transaction. No such notice of redemption shall be effective unless given to the Corporation prior to the close of business of the fifth business day prior to consummation of such transaction, unless the Corporation or the successor of the Corporation shall waive such prior notice, but any notice or redemption so given prior to such time may be withdrawn by notice of withdrawal given to the Corporation prior to the close of business on the fifth business day prior to consummation of such transaction.

         9.  Anti-dilution Adjustments.

              (A) (1) Subject to the provisions of paragraphs (E) and (F) of this Section 9, in the event the Corporation shall, at any time or from time to time while any of the shares of the ESOP Preferred Stock are outstanding,
(i) pay a dividend or make a distribution in respect of the Common Stock in shares of Common Stock or (ii) subdivide the outstanding shares of Common Stock into a greater number of shares, in each case whether by reclassification of shares, recapitalization of the Corporation (excluding a recapitalization or reclassification effected by a merger or consolidation to which Section 8 applies) or otherwise, then, in such event, the Board of Directors shall, to the extent legally permissible, declare a dividend in respect of the ESOP Preferred Stock in shares of ESOP Preferred Stock (a "Special Dividend") in such a manner that a holder of ESOP Preferred Stock will become a holder of that number of shares of ESOP Preferred Stock equal to the product of the number of such shares held prior to such event times a fraction (the


                                       22

"Section 9(A) Fraction"), the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock outstanding immediately before such event. A Special Dividend declared pursuant to this Section 9(A)(1) shall be effective, upon payment of such dividend or distribution in respect of the Common Stock, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis), and in the case of a subdivision shall become effective immediately as of the effective date thereof. Concurrently with the declaration of the Special Dividend pursuant to this paragraph 9(A)(1), the Conversion Price, the Liquidation Price and the Preferred Dividend Rate of all shares of ESOP Preferred Stock shall be adjusted by dividing the Conversion Price, the Liquidation Price and the Preferred Dividend Rate, respectively, in effect immediately before such event by the Section 9(A) Fraction.

               (2)  Subject to the provisions of paragraphs (E) and (F) of this
Section 9, in the event the Corporation shall, at any time or from time to time while any of the shares of the ESOP Preferred Stock are outstanding, combine the outstanding shares of Common Stock into a lesser number of shares, whether by reclassification of shares, recapitalization of the Corporation (excluding a recapitalization or reclassification effected by a merger, consolidation or other transaction to which Section 8 applies) or otherwise, then, in such event, the Conversion Price shall automatically be adjusted by dividing the Conversion Price in effect immediately before such event by the Section 9(A) Fraction and the Liquidation Price and the Preferred Dividend Rate will not be adjusted. An adjustment to the Conversion Price made pursuant to this paragraph 9(A)(2) shall be given effect immediately as of the effective date of such combination.

               (B)  Subject to the provisions of paragraphs (E) and (F) of this
Section 9, in the event the Corporation shall, at any time or from time to time while any of the shares of ESOP Preferred Stock are outstanding, issue to holders of shares of Common Stock as a dividend or distribution, including by way of a reclassification of shares or a recapitalization of the Corporation, any right or warrant to purchase shares of Common Stock (but not including as a right or warrant for this purpose any security convertible into or exchangeable for shares of Common Stock) for a consideration having a Fair Market Value (as hereinafter defined) per share less than the Fair Market Value of a share of Common Stock on the date of issuance of such right or warrant (other than pursuant to any


                                       23

employee or director incentive, compensation or benefit plan or arrangement of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted), then, in such event, the Board of Directors shall, to the extent legally permissible, declare a Special Dividend in such a manner that a holder of ESOP Preferred Stock will become a holder of that number of shares of ESOP Preferred Stock equal to the product of the number of such shares held prior to such event times a fraction (the "Section 9(B) Fraction"), the numerator of which is the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock that could be acquired upon exercise in full of all such rights and warrants and the denominator of which is the number of shares of Common Stock outstanding immediately before such issuance of warrants or rights plus the number of shares of Common Stock that could be purchased at the Fair Market Value of a share of Common Stock at the time of such issuance for the maximum aggregate consideration payable upon exercise in full of all such rights and warrants. A Special Dividend declared pursuant to this Section 9(B) shall be effective upon such issuance of rights or warrants. Concurrently with the declaration of the Special Dividend pursuant to this Section 9(B), the Conversion Price, the Liquidation Price and the Preferred Dividend Rate of all shares of ESOP Preferred Stock shall be adjusted by dividing the Conversion Price, the Liquidation Price and the Preferred Dividend Rate, respectively, in effect immediately before such event by the Section 9(B) Fraction.

              (C) (1) Subject to the provisions of paragraphs (E) and (F) of this Section 9, in the event the Corporation shall, at any time or from time to time while any of the shares of ESOP Preferred Stock are outstanding, issue, sell or exchange shares of Common Stock (other than pursuant to (x) any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock) or (y) any employee or director incentive, compensation or benefit plan or arrangement of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted) at a purchase price per share less than the Fair Market Value of a share of Common Stock on the date of such issuance, sale or exchange, then, in such event, the Board of Directors shall, to the extent legally permissible, declare a Special Dividend in such a manner that a holder of ESOP Preferred Stock will become the holder of that number of shares of ESOP Preferred Stock equal to the product of the number of such shares held prior to such event times a


                                       24

fraction (the "Section 9(C)(1) Fraction"), the numerator of which is the number of shares of Common Stock outstanding immediately before such issuance, sale or exchange plus the number of shares of Common Stock so issued, sold or exchanged and the denominator of which is the number of shares of Common Stock outstanding immediately before such issuance, sale or exchange plus the number of shares of Common Stock that could be purchased at the Fair Market Value of a share of Common Stock at the time of such issuance, sale or exchange for the maximum aggregate consideration paid therefor.

              (2)  Subject to the provisions of paragraphs (E) and (F) of this
Section 9, in the event that the Corporation shall, at any time or from time to time while any ESOP Preferred Stock is outstanding, issue, sell or exchange any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant any security convertible into or exchangeable for shares of Common Stock other than pursuant to (x) any employee or director incentive, compensation or benefit plan or arrangement of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted and (y) any dividend or distribution on shares of Common Stock contemplated in Section 9(A)(1)) for a consideration having a Fair Market Value, on the date of such issuance, sale or exchange, less than the Non-Dilutive Amount (as hereinafter defined), then, in such event, the Board of Directors shall, to the extent legally permissible, declare a Special Dividend in such a manner that a holder of ESOP Preferred Stock will become the holder of that number of shares of ESOP Preferred Stock equal to the product of the number of such shares held prior to such event times a fraction (the "Section 9(C)(2) Fraction"), the numerator of which is the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock that could be acquired upon exercise in full of all such rights and warrants and the denominator of which is the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock that could be purchased at the Fair Market Value of a share of Common Stock at the time of such issuance for the total of
(x) the maximum aggregate consideration payable at the time of the issuance, sale or exchange of such right or warrant and (y) the maximum aggregate consideration payable upon exercise in full of all such rights or warrants.

              (3) A Special Dividend declared pursuant to this Section 9(C) shall be effective upon the effective date of


                                       25

such issuance, sale or exchange. Concurrently with the declaration of the Special Dividend pursuant to this Section 9(C), the Conversion Price, the Liquidation Price and the Preferred Dividend Rate of all shares of ESOP Preferred Stock shall be adjusted by dividing the Conversion Price, the Liquidation Price and the Preferred Dividend Rate, respectively, in effect immediately before such event by the Section 9(C)(1) Fraction or Section 9(C)(2) Fraction, as the case may be.

               (D)  Subject to the provisions of paragraphs (E) and (F) of this
Section 9, in the event the Corporation shall, at any time or from time to time while any of the shares of ESOP Preferred Stock are outstanding, make an Extraordinary Distribution (as hereinafter defined) in respect of the Common Stock, whether by dividend, distribution, reclassification of shares or recapitalization of the Corporation (including capitalization or reclassification effected by a merger or consolidation to which Section 8 does not apply) or effect a Pro Rata Repurchase (as hereinafter defined) of Common Stock, then, in such event, the Board of Directors shall, to the extent legally permissible, declare a Special Dividend in such a manner that a holder of ESOP Preferred Stock will become a holder of that number of shares of ESOP Preferred Stock equal to the product of the number of such shares held prior to such event times a fraction (the "Section 9(D) Fraction"), the numerator of which is the product of (a) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase minus, in the case of Pro Rata Repurchase, the number of shares of Common Stock repurchased by the Corporation multiplied by (b) the Fair Market Value of a share of Common Stock on the day before the ex-dividend date with respect to an Extraordinary Distribution that is paid in cash and on the distribution date with respect to an Extraordinary Distribution that is paid other than in cash, or on the applicable expiration date (including all extensions thereof) of any tender offer that is a Pro Rata Repurchase or on the date of purchase with respect to any Pro Rata Repurchase that is not a tender offer, as the case may be, and the denominator of which is (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase multiplied by (y) the Fair Market Value of a share of Common Stock on the day before the ex-dividend date with respect to an Extraordinary Distribution that is paid in cash and on the distribution date with respect to an Extraordinary Distribution that is paid other than in cash, or on the applicable expiration date


                                       26

(including all extensions thereof) of any tender offer that is a Pro Rata Repurchase, or on the date of purchase with respect to any Pro Rata Repurchase that is not a tender offer, as the case may be, minus (ii) the Fair Market Value of the Extraordinary Distribution or the aggregate purchase price of the Pro Rata Repurchase, as the case may be. The Corporation shall send each holder of ESOP Preferred Stock (i) notice of its intent to make any Extraordinary Distribution and (ii) notice of any offer by the Corporation to make a Pro Rata Repurchase, in each case at the same time as, or as soon as practicable after, such offer is first communicated to holders of Common Stock or, in the case of an Extraordinary Distribution, the announcement of a record date in accordance with the rules of any stock exchange on which the Common Stock is listed or admitted to trading. Such notice shall indicate the intended record date and the amount and nature of such dividend or distribution, or the number of shares subject to such offer for a Pro Rata Repurchase and the purchase price payable by the Corporation pursuant to such offer, as well as the Conversion Price and the number of shares of Common Stock into which a share of ESOP Preferred Stock may be converted at such time. Concurrently with the Special Dividend paid pursuant to this Section 9(D), the Conversion Price, the Liquidation Price and the Preferred Dividend Rate of all shares of ESOP Preferred Stock shall be adjusted by dividing the Conversion Price, the Liquidation Price and the Preferred Dividend Rate, respectively, in effect immediately before such Extraordinary Distribution or Pro Rata Repurchase by the Section 9(D) Fraction.

              (E) Notwithstanding any other provision of this Section 9, the Corporation shall not be required to make (i) any Special Dividend or any adjustment of the Conversion Price, the Liquidation Price or the Preferred Dividend Rate unless such Special Dividend or adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of ESOP Preferred Stock outstanding, or, (ii) if no additional shares of ESOP Preferred Stock are issued, any adjustment of the Conversion Price unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price. Any lesser Special Dividend or adjustment shall be carried forward and shall be made no later than the time of, and together with, the next subsequent Special Dividend or adjustment which, together with any Special Dividend or Dividends, adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least one percent (1%) of the number of shares of ESOP Preferred Stock outstanding or, if no additional shares of ESOP Preferred Stock are being issued,


                                       27

an increase or decrease of at least one percent (1%) of the Conversion Price, whichever the case may be.

              (F) The Corporation and the Board of Directors shall each use its best efforts to take all necessary steps or to take all actions as are reasonably necessary or appropriate for declaration of any Special Dividend provided in any of paragraphs (A), (B), (C) and (D) of this Section 9, but shall not be required to call a special meeting of stockholders in order to implement the provisions thereof. If for any reason the Board of Directors is precluded from giving full effect to the Special Dividend provided in any of such paragraphs, then no such Special Dividend shall be declared, but instead the Conversion Price shall automatically be adjusted by dividing the Conversion Price in effect immediately before the relevant event by the Section 9(A),
Section 9(B), Section 9(C) or Section 9(D) Fraction, as applicable, and the Liquidation Price and the Preferred Dividend Rate will not be adjusted. An adjustment to the Conversion Price made pursuant to this paragraph (F) shall be given effect, (i) in the case of a payment of a dividend or distribution under
Section 9(A), upon payment thereof as of the record date for the determination of holders entitled to receive such dividend or distribution (on a retroactive basis), and, in the case of a subdivision under Section 9(A), immediately as of the effective date thereof, (ii) in the case of Section 9(B), upon such issuance of rights or warrants, (iii) in the case of Section 9(C), upon the effective date of such issuance, sale or exchange and (iv) in the case of an Extraordinary Dividend under Section 9(D), as of the record date for the determination of holders entitled to receive such Extraordinary Dividend (on a retroactive basis), and, in the case of a Pro Rata Repurchase under Section 9(D), upon the expiration date thereof (if such Pro Rata Repurchase is a tender offer) or the effective date thereof (if such Pro Rata Repurchase is not a tender offer). If subsequently the Board of Directors is able to give full effect to the Special Dividend as provided in paragraph (A), (B), (C) or (D) of this Section 9, then such Special Dividend will be declared and other adjustments will be made in accordance with the provisions of such paragraph and the adjustment in the Conversion Price as provided in this paragraph (F) will automatically be reversed and nullified prospectively.

              (G) If the Corporation shall make any dividend or distribution on the Common Stock or issue any Common Stock, other capital stock or other security of the Corporation or any rights or warrants to purchase or acquire any such


                                       28

security, which transaction does not result in an adjustment to the number of shares of ESOP Preferred Stock outstanding or the Conversion Price pursuant to the foregoing provisions of this Section 9, the Board of Directors of the Corporation may, in its sole discretion, consider whether such action is of such a nature that some type of equitable adjustment should be made in respect of such transaction. If in such case the Board of Directors of the Corporation determines that some type of adjustment should be made, an adjustment shall be made effective as of such date as determined by the Board of Directors of the Corporation. The determination of the Board of Directors of the Corporation as to whether some type of adjustment should be made pursuant to the foregoing provisions of this Section 9(G), and, if so, as to what adjustment should be made and when, shall be final and binding on the Corporation and all stockholders of the Corporation. The Corporation shall be entitled, but not required, to make such additional adjustments, in addition to those required by the foregoing provisions of this Section 9, as shall be necessary in order that any dividend or distribution in shares of capital stock of the Corporation, subdivision, reclassification or combination of shares of the Corporation or any reclassification of the Corporation shall not be taxable to holders of the Common Stock.

              (H)  For purposes hereof, the following definitions shall apply:

              (1) "Extraordinary Distribution" shall mean any dividend or other distribution to holders of Common Stock (effected while any of the shares of ESOP Preferred Stock are outstanding) of (i) cash or (ii) any shares of capital stock of the Corporation (other than shares of Common Stock), other securities of the Corporation (other than securities of the type referred to in paragraph
(B) of this Section 9), evidences of indebtedness of the Corporation or any other person or any other property (including shares of any subsidiary of the Corporation), or any combination of the foregoing, where the aggregate amount of such cash dividend or other distribution together with the amount of all cash dividends and other distributions made during the preceding period of twelve months, when combined with the aggregate amount of all Pro Rata Repurchases (for this purpose, including only that portion of the aggregate purchase price of such Pro Rata Repurchase that is in excess of the Fair Market Value of the Common Stock repurchased as determined on the applicable expiration date (including all extensions thereof) of any tender offer or exchange offer that is a Pro Rata Repurchase, or the date of purchase with respect to any


                                       29

other Pro Rata Repurchase that is not a tender offer or exchange offer) made during such period, exceeds twelve and one-half percent (12-1/2%) of the aggregate Fair Market Value of all shares of Common Stock outstanding on the day before the ex-dividend date with respect to such Extraordinary Distribution that is paid in cash and on the distribution date with respect to an Extraordinary Distribution that is paid other than in cash. The Fair Market Value of an Extraordinary Distribution for purposes of paragraph (D) of this
Section 9 shall be the sum of the Fair Market Value of such Extraordinary Distribution plus the aggregate amount of any cash dividends or other distributions that are not Extraordinary Distributions made during such twelve-month period and not previously included in the calculation of an adjustment pursuant to paragraph (D) of this Section 9, but shall exclude the aggregate amount of regular quarterly dividends declared by the Board of Directors and paid by the Corporation in such twelve-month period.

              (2) "Fair Market Value" shall mean, as to shares of Common Stock or any other class of capital stock or securities of the Corporation or any other issuer that are publicly traded, the average of the Current Market Prices (as hereinafter defined) of such shares or securities for each day of the Adjustment Period (as hereinafter defined). "Current Market Price" of publicly traded shares of Common Stock or any other class of capital stock or other security of the Corporation or any other issuer for a day shall mean the last reported sales price, regular way, or, in case no sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in either case as reported on the New York Stock Exchange Composite Tape or, if such security is not listed or admitted to trading on the New York Stock Exchange, on the principal national securities exchange on which such security is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") National Market System or, if such security is not quoted on such National Market System, the average of the closing bid and asked prices on such day in the over-the-counter market as reported by NASDAQ or, if bid and asked prices for such security on such day shall not have been reported through NASDAQ, the average of the bid and asked prices for such day as furnished by any New York Stock Exchange member firm regularly making a market in such security selected for such purpose by the Board of Directors of the Corporation. "Adjustment Period" shall mean the period of five consecutive trading days, selected by the Board of Directors of the


                                       30

Corporation, during the twenty (20) trading days preceding, and including, the date as of which the Fair Market Value of a security is to be determined. The "Fair Market Value" of any security that is not publicly traded or of any other property shall mean the fair value thereof as determined by an independent investment banking or appraisal firm experienced in the valuation of such securities or property selected in good faith by the Board of Directors of the Corporation, or, if no such investment banking or appraisal firm is in the good faith judgment of the Board of Directors available to make such determination, as determined in good faith by the Board of Directors of the Corporation.

              (3) "Non-Dilutive Amount" in respect of an issuance, sale or exchange by the Corporation of any right or warrant to purchase or acquire shares of Common Stock (including any security convertible into or exchangeable for shares of Common Stock) shall mean the difference between (i) the product of the Fair Market Value of a share of Common Stock on the day preceding the first public announcement of such issuance, sale or exchange multiplied by the maximum number of shares of Common Stock that could be acquired on such date upon the exercise in full of such rights or warrants (including upon the conversion or exchange of all such convertible or exchangeable securities), whether or not exercisable (or convertible or exchangeable) at such date, and
(ii) the aggregate amount payable pursuant to such right or warrant to purchase or acquire such maximum number of shares of Common Stock; provided, however, that in no event shall the Non-Dilutive Amount be less than zero. For purposes of the foregoing sentence, in the case of a security convertible into or exchangeable for shares of Common Stock, the amount payable pursuant to a right or warrant to purchase or acquire shares of Common Stock shall be the Fair Market Value of such security on the date of the issuance, sale or exchange of such security by the Corporation.

              (4) "Pro Rata Repurchase" shall mean any purchase of shares or Common Stock by the Corporation or any subsidiary thereof, whether for cash, shares of capital stock of the Corporation, other securities of the Corporation, evidences of indebtedness of the Corporation or any other person or any other property (including shares of a subsidiary of the Corporation), or any combination thereof, effected while any of the shares of ESOP Preferred Stock are outstanding, pursuant to any tender offer or exchange offer subject to
Section 13(e) of the Exchange Act, or any successor provision of law, or pursuant to any other offer available to substantially all holders of Common Stock;


                                       31

provided, however, that no purchase of shares by the Corporation or any subsidiary thereof made in open market transactions shall be deemed a Pro Rata Repurchase. For purposes of this Section 9(H), shares shall be deemed to have been purchased by the Corporation or any subsidiary thereof "in open market transactions" if they have been purchased substantially in accordance with the requirements of Rule 10b-18 as in effect under the Exchange Act on the date shares of ESOP Preferred Stock are initially issued by the Corporation or on such other terms and conditions as the Board of Directors of the Corporation shall have determined are reasonably designed to prevent such purchases from having a material effect on the trading market for the Common Stock.

              (I) Whenever an adjustment increasing the number of shares of ESOP Preferred Stock outstanding is required pursuant hereto, the Board of Directors shall take action as is necessary so that a sufficient number of shares of ESOP Preferred Stock are designated with respect to such increase resulting from such adjustment. Whenever an adjustment to the Conversion Price, the Liquidation Price or the Preferred Dividend Rate of the ESOP Preferred Stock is required pursuant hereto, the Corporation shall forthwith place on file with the transfer agent for the Common Stock and the ESOP Preferred Stock, if there be one, and with the Treasurer of the Corporation, a statement signed by the Treasurer or any Assistant Treasurer of the Corporation stating the adjusted Conversion Price, Liquidation Price and Preferred Dividend Rate determined as provided herein. Such statement shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustments, including any determination of Fair Market Value involved in such computation. Promptly after each adjustment to the number of shares of ESOP Preferred Stock outstanding, the Conversion Price, the Liquidation Price or the Preferred Dividend Rate, the Corporation shall mail a notice thereof and of the then prevailing number of shares of ESOP Preferred Stock outstanding, the Conversion Price, the Liquidation Price and the Preferred Dividend Rate to each holder of shares of ESOP Preferred Stock.

         10.  Miscellaneous.

              (A) All notices referred to herein shall be in writing, and all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three (3) business days after the mailing thereof if sent by registered mail (unless first-class mail shall be specifically permitted for such notice under the terms hereof) with postage prepaid,


                                       32

addressed: (i) if to the Corporation, to its office at 1251 Avenue of the Americas, New York, New York 10020 (Attention: Secretary) or to the transfer agent for the ESOP Preferred Stock, or other agent of the Corporation designated as permitted hereof or (ii) if to any holder of the ESOP Preferred Stock or Common Stock, as the case may be, to such holder at the address of such holder as listed in the stock record books of the Corporation (which may include the records of any transfer agent for Common Stock) or (iii) to such other address as the Corporation or any such holder, as the case may be, shall have designated by notice similarly given.

             (B) The term "Common Stock" as used herein means the Corporation's Common Stock, par value $1.00 per share, as the same exists at the date of filing of this Certificate of Designation pursuant to Section 151 of the General Corporation Law of the State of Delaware, or any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to without par value, or from without par value to par value. In the event that, at any time as a result of an adjustment made pursuant to Section 9 hereof, the holder of any shares of the ESOP Preferred Stock upon thereafter surrendering such shares for conversion shall become entitled to receive any shares or other securities of the Corporation other than shares of Common Stock, the anti-dilution provisions contained in Section 9 hereof shall apply in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock, and the provisions of Sections 1 through 8 and 10 hereof with respect to the Common Stock shall apply on like or similar terms to any such other shares or securities.

             (C) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of ESOP Preferred Stock or shares of Common Stock or other securities issued on account of ESOP Preferred Stock pursuant thereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax which may be payable in respect of any transfer involved in the issuance or delivery of shares of ESOP Preferred Stock or Common Stock or other securities in a name other than that in which the shares of ESOP Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any person with respect to any shares or securities other than a payment


                                       33

to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.

              (D) In the event that a holder of shares of ESOP Preferred Stock shall not by written notice designate the name in which shares of Common Stock to be issued upon conversion or exchange of such shares should be registered or to whom payment upon redemption of shares of ESOP Preferred Stock should be made or the address to which the certificate or certificates representing such shares, or such payment, should be sent, the Corporation shall be entitled to register such shares, and make such payment, in the name of the holder of such ESOP Preferred Stock as shown on the records of the Corporation and to send the certificate or certificates or other documentation representing such shares, or such payment, to the address of such holder shown on the records of the Corporation.

              (E) The Corporation may appoint, and from time to time discharge and change, a transfer agent for the ESOP Preferred Stock. Upon any such appointment or discharge of a transfer agent, the Corporation shall send notice thereof by first-class mail, postage prepaid, to each holder of record of ESOP Preferred Stock.


                                       34

              Subpart B:  9.36% Cumulative Preferred Stock*

              1. Designation and Amount; Fractional Shares. The designation for such series of the Preferred Stock authorized by this resolution shall be the 9.36% Cumulative Preferred Stock, without par value but with a stated value of $25.00 per share (the "Cumulative Preferred Stock"). The maximum number of shares of Cumulative Preferred Stock shall be 5,500,000. The Cumulative Preferred Stock is issuable in whole shares only.

              2. Dividends. Holders of shares of Cumulative Preferred Stock will be entitled to receive, when and as declared by the Board out of assets of the Corporation legally available for payment, cash dividends payable quarterly at the rate of 9.36% per annum. Dividends on the Cumulative Preferred Stock, calculated as a percentage of the stated value, will be payable quarterly on February 28, May 30, August 30 and November 30, commencing August 30, 1991 (each a "dividend payment date"). Dividends on shares of the Cumulative Preferred Stock will be cumulative from the date of initial issuance of such shares of Cumulative Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board. The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any Parity Preferred Stock (as defined in paragraph 9(b) below) with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Cumulative Preferred Stock, like dividends for all dividend payment periods of the Cumulative Preferred Stock ending on or before the dividend payment date of such Parity Preferred Stock, ratably in proportion to the respective amounts of dividends (x) accumulated and unpaid or payable on such Parity Preferred Stock, on the one hand, and (y) accumulated and unpaid through the dividend payment period or periods of the Cumulative Preferred Stock next preceding such dividend payment date, on the other hand.



- --------------------

* Terms defined in this Subpart B are so defined for purposes of this Subpart alone.


                                       35

              Except as set forth in the preceding sentence, unless full cumulative dividends on the Cumulative Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment be made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any moneys theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund regardless of whether at the time of such application full cumulative dividends upon shares of the Cumulative Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment) by the Corporation (except by conversion into or exchange for stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends).

              3. Liquidation Preference. The shares of Cumulative Preferred Stock shall rank, as to liquidation, dissolution or winding up of the Corporation, prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up of the Corporation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Cumulative Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $25.00 per share (the "Liquidation Preference" of a share of Cumulative Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid on the shares of Cumulative Preferred Stock to the date of final distribution. The holders of the Cumulative Preferred Stock will not be entitled to receive the Liquidation Preference until the liquidation preference of any other class of stock of the Corporation ranking senior to the Cumulative Preferred Stock as to rights upon


                                       36

liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full. After payment of the full amount of the Liquidation Preference and such dividends, the holders of shares of Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

                 4. Conversion. The Cumulative Preferred Stock is not convertible into shares of any other class or series of stock of the Corporation.

                 5. Voting Rights. The holders of shares of Cumulative Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                 (a) Whenever, at any time or times, dividends payable on the shares of Cumulative Preferred Stock or on any Parity Preferred Stock with respect to payment of dividends shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Cumulative Preferred Stock shall have the right, with holders of shares of any one or more other class or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class), to elect two of the authorized number of members of the Board of Directors of the Corporation at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the


                                       37

         event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Cumulative Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Cumulative Preferred Stock shall terminate immediately. Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled, only by the affirmative vote of the holders of shares of Cumulative Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Cumulative Preferred Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Cumulative Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

                 (b) So long as any shares of Cumulative Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Cumulative Preferred Stock outstanding at the time and all other class or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                      (i) the issuance or increase of the authorized amount of any class or series of shares ranking prior (as that term is defined in paragraph 9(a) hereof) to the shares of the Cumulative Preferred Stock; or

                     (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of


                                       38

                 Incorporation (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Cumulative Preferred Stock or of the holders thereof;

         provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Cumulative Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

                 (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Cumulative Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                 6. Redemption. The shares of the Cumulative Preferred Stock may be redeemed at the option of the Corporation, as a whole, or from time to time in part, at any time, upon not less than 30 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation; provided, however, that shares of the Cumulative Preferred Stock shall not be redeemable prior to May 30, 1996. Subject to the foregoing, on or after such date, shares of the Cumulative Preferred Stock are redeemable at $25.00 per share together with an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid to, but excluding, the date fixed for redemption.

                 If full cumulative dividends on the Cumulative Preferred Stock have not been paid, the Cumulative Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Cumulative Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Cumulative Preferred Stock. If fewer than all the outstanding shares of Cumulative Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or a substantially equivalent method.


                                       39

                 If a notice of redemption has been given pursuant to this paragraph 6 and if, on or before the date fixed for redemption, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Cumulative Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares to be redeemed, and at the close of business on the redemption date the holders of such shares shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                 7. Authorization and Issuance of Other Securities. No consent of the holders of the Cumulative Preferred Stock shall be required for
(a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation, dissolution or winding up to the Cumulative Preferred Stock or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                 8. Amendment of Resolution. Subject to the provisions of paragraph 5, the Board reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares which constitute the Cumulative Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

                 9. Rank. For the purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:


                                       40

                 (a) prior to shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Cumulative Preferred Stock;

                 (b) on a parity with shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of the Cumulative Preferred Stock, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributed upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of Cumulative Preferred Stock (the term "Parity Preferred Stock" being used to refer to any stock on a parity with the shares of Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, as the context may require); and

                 (c) junior to shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if such class shall be Common Stock or if the holders of the Cumulative Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes.

                 The Cumulative Preferred Stock shall rank prior, as to dividends and upon liquidation, dissolution or winding up, to the Common Stock and on a parity with the Corporation's ESOP Convertible Preferred Stock, with a liquidation value of $35.875 per share, the Corporation's 8.88% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, and the Corporation's 8-3/4% Cumulative Preferred Stock, with a liquidation value of $200.00 per share.


                                       41

                 Subpart C:  8.88% Cumulative Preferred Stock*

                 1. Designation and Amount; Fractional Shares. The designation for such series of the Preferred Stock authorized by this resolution shall be the 8.88% Cumulative Preferred Stock, without par value, with a stated value of $200.00 per share (the "Cumulative Preferred Stock"). The stated value per share of Cumulative Preferred Stock shall not for any purpose be considered to be a determination by the Board or the Committee with respect to the capital and surplus of the Corporation. The maximum number of shares of Cumulative Preferred Stock shall be 975,000. The Cumulative Preferred Stock is issuable in whole shares only.

                 2. Dividends. Holders of shares of Cumulative Preferred Stock will be entitled to receive, when and as declared by the Board or the Committee out of assets of the Corporation legally available for payment, cash dividends payable quarterly at the rate of 8.88% per annum. Dividends on the Cumulative Preferred Stock, calculated as a percentage of the stated value, will be payable quarterly on February 28, May 30, August 30 and November 30, commencing February 28, 1992 (each a "dividend payment date"). Dividends on shares of the Cumulative Preferred Stock will be cumulative from the date of initial issuance of such shares of Cumulative Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board or the Committee. The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any Parity Preferred Stock (as defined in paragraph 9(b) below) with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Cumulative Preferred Stock, like dividends for all dividend payment periods of the Cumulative Preferred Stock ending on or before the dividend payment date of such Parity Preferred Stock, ratably in proportion to the respective amounts of dividends (x) accumulated and unpaid or payable on such Parity Preferred Stock, on the one hand, and (y) accumulated and unpaid

- ---------------------

* Terms defined in this Subpart C are so defined for purposes of this Subpart alone.


                                       42

through the dividend payment period or periods of the Cumulative Preferred Stock next preceding such dividend payment date, on the other hand.

                 Except as set forth in the preceding sentence, unless full cumulative dividends on the Cumulative Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends be redeemed, purchased or otherwise acquired by the Corporation for any consideration or any payment by the Corporation be made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any moneys theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund regardless of whether at the time of such application full cumulative dividends upon shares of the Cumulative Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment; and provided further that any such junior or parity Preferred Stock or Common Stock may be converted into or exchanged for stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends.

                 3. Liquidation Preference. The shares of Cumulative Preferred Stock shall rank, as to liquidation, dissolution or winding up of the Corporation, prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up of the Corporation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Cumulative Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $200.00 per share (the "Liquidation Preference" of a share of Cumulative Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accrued and


                                       43

accumulated and unpaid on the shares of Cumulative Preferred Stock to the date of final distribution. The holders of the Cumulative Preferred Stock will not be entitled to receive the Liquidation Preference until the liquidation preference of any other class of stock of the Corporation ranking senior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full. After payment of the full amount of the Liquidation Preference and an amount equal to such dividends, the holders of shares of Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

                 4. Conversion. The Cumulative Preferred Stock is not convertible into shares of any other class or series of stock of the Corporation.

                 5. Voting Rights. The holders of shares of Cumulative Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                 (a) Whenever, at any time or times, dividends payable on the shares of Cumulative Preferred Stock or on any Parity Preferred Stock with respect to payment of dividends shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Cumulative Preferred Stock shall have the right, with holders of shares of any one or more other class or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class), to elect two of the authorized number of members


                                       44

         of the Board at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Cumulative Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Cumulative Preferred Stock shall terminate immediately. Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Cumulative Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Cumulative Preferred Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Cumulative Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

                 (b) So long as any shares of Cumulative Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Cumulative Preferred Stock outstanding at the time and all other classes or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                      (i) the issuance or increase of the authorized amount of any class or series of shares ranking prior (as that term is defined in paragraph 9(a) hereof) to the shares of the Cumulative Preferred Stock; or


                                       45

                     (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Cumulative Preferred Stock or of the holders thereof; provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Cumulative Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

                 (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Cumulative Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                 6. Redemption. The shares of the Cumulative Preferred Stock may be redeemed at the option of the Corporation, as a whole, or from time to time in part, at any time, upon not less than 30 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation; provided, however, that shares of the Cumulative Preferred Stock shall not be redeemable prior to November 30, 1996. Subject to the foregoing, on or after such date, shares of the Cumulative Preferred Stock are redeemable at $200.00 per share together with an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid to, but excluding, the date fixed for redemption.

                 If full cumulative dividends on the Cumulative Preferred Stock have not been paid, the Cumulative Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Cumulative Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Cumulative Preferred Stock.


                                       46

                 If fewer than all the outstanding shares of Cumulative Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or a substantially equivalent method.

                 If a notice of redemption has been given pursuant to this paragraph 6 and if, on or before the date fixed for redemption, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Cumulative Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares to be redeemed, and at the close of business on the redemption date the holders of such shares shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                 All shares of Cumulative Preferred Stock redeemed, purchased or otherwise acquired by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued.

                 7. Authorization and Issuance of Other Securities. No consent of the holders of the Cumulative Preferred Stock shall be required for
(a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation, dissolution or winding up to the Cumulative Preferred Stock or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.


                                       47

                 8. Amendment of Resolution. The Board and the Committee each reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the Cumulative Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

                 9. Rank. For the purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                 (a) prior to shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Cumulative Preferred Stock;

                 (b) on a parity with shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of the Cumulative Preferred Stock, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributed upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of Cumulative Preferred Stock (the term "Parity Preferred Stock" being used to refer to any stock on a parity with the shares of Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, as the context may require); and

                 (c) junior to shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if such class shall be Common Stock or if the holders of the Cumulative Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes.


                                       48

                 The Cumulative Preferred Stock shall rank prior, as to dividends and upon liquidation, dissolution or winding up, to the Common Stock and on a parity with the Corporation's ESOP Convertible Preferred Stock, with a liquidation value of $35.875 per share, the Corporation's 9.36% Cumulative Preferred Stock, with a liquidation value of $25.00 per share, and the Corporation's 8-3/4% Cumulative Preferred Stock, with a liquidation value of $200.00 per share.


                                       49

                 Subpart D:  8-3/4% Cumulative Preferred Stock*

                 1. Designation and Amount; Fractional Shares. The designation for such series of the Preferred Stock authorized by this resolution shall be the 8-3/4% Cumulative Preferred Stock, without par value, with a stated value of $200.00 per share (the "Cumulative Preferred Stock"). The stated value per share of Cumulative Preferred Stock shall not for any purpose be considered to be a determination by the Board or the Committee with respect to the capital and surplus of the Corporation. The number of shares of Cumulative Preferred Stock shall be 750,000. The Cumulative Preferred Stock is issuable in whole shares only.

                 2. Dividends. Holders of shares of Cumulative Preferred Stock will be entitled to receive, when and as declared by the Board or the Committee out of assets of the Corporation legally available for payment, cash dividends payable quarterly at the rate of 8-3/4% per annum. Dividends on the Cumulative Preferred Stock, calculated as a percentage of the stated value, will be payable quarterly on February 28, May 30, August 30 and November 30, commencing May 30, 1992 (each a "dividend payment date"). Dividends on shares of the Cumulative Preferred Stock will be cumulative from the date of initial issuance of such shares of Cumulative Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board or the Committee. The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any Parity Preferred Stock (as defined in paragraph 9(b) below) with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Cumulative Preferred Stock, like dividends for all dividend payment periods of the Cumulative Preferred Stock ending on or before the dividend payment date of such Parity Preferred Stock, ratably in proportion to the respective amounts of dividends (x) accumulated and unpaid or payable on such Parity Preferred Stock, on the one hand, and (y) accumulated and unpaid through the dividend payment period or periods of the

- --------------------

* Terms defined in this Subpart D are so defined for purposes of this Subpart alone.


                                       50

Cumulative Preferred Stock next preceding such dividend payment date, on the other hand.

                 Except as set forth in the preceding sentence, unless full cumulative dividends on the Cumulative Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends be redeemed, purchased or otherwise acquired by the Corporation for any consideration or any payment by the Corporation be made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any moneys theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund regardless of whether at the time of such application full cumulative dividends upon shares of the Cumulative Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment; and provided further that any such junior or parity Preferred Stock or Common Stock may be converted into or exchanged for stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends.

                 3. Liquidation Preference. The shares of Cumulative Preferred Stock shall rank, as to liquidation, dissolution or winding up of the Corporation, prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up of the Corporation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Cumulative Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $200.00 per share (the "Liquidation Preference" of a share of Cumulative Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid on the shares of Cumulative Preferred


                                       51

Stock to the date of final distribution. The holders of the Cumulative Preferred Stock will not be entitled to receive the Liquidation Preference until the liquidation preference of any other class of stock of the Corporation ranking senior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full. After payment of the full amount of the Liquidation Preference and an amount equal to such dividends, the holders of shares of Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

                 4. Conversion. The Cumulative Preferred Stock is not convertible into shares of any other class or series of stock of the Corporation.

                 5. Voting Rights. The holders of shares of Cumulative Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                 (a) Whenever, at any time or times, dividends payable on the shares of Cumulative Preferred Stock or on any Parity Preferred Stock with respect to payment of dividends shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Cumulative Preferred Stock shall have the right, with holders of shares of any one or more other class or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class), to elect two of the authorized number of members of the Board at the Corporation's next annual meeting of


                                       52

         stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Cumulative Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Cumulative Preferred Stock shall terminate immediately. Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Cumulative Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Cumulative Preferred Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Cumulative Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

                 (b) So long as any shares of Cumulative Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Cumulative Preferred Stock outstanding at the time and all other classes or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                      (i) the issuance or increase of the authorized amount of any class or series of shares ranking prior (as that term is defined in paragraph 9(a) hereof) to the shares of the Cumulative Preferred Stock; or


                                       53

                     (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Cumulative Preferred Stock or of the holders thereof; provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Cumulative Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

                 (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Cumulative Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                 6. Redemption. The shares of the Cumulative Preferred Stock may be redeemed at the option of the Corporation, as a whole, or from time to time in part, at any time, upon not less than 30 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation; provided, however, that shares of the Cumulative Preferred Stock shall not be redeemable prior to May 30, 1997. Subject to the foregoing, on or after such date, shares of the Cumulative Preferred Stock are redeemable at $200.00 per share together with an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid to, but excluding, the date fixed for redemption.

                 If full cumulative dividends on the Cumulative Preferred Stock have not been paid, the Cumulative Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Cumulative Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Cumulative Preferred Stock.


                                       54

                 If fewer than all the outstanding shares of Cumulative Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or a substantially equivalent method.

                 If a notice of redemption has been given pursuant to this paragraph 6 and if, on or before the date fixed for redemption, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Cumulative Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares to be redeemed, and at the close of business on the redemption date the holders of such shares shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                 All shares of Cumulative Preferred Stock redeemed, purchased or otherwise acquired by the Corporation shall be retired and cancelled and shall be restored to the status of authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued.

                 7. Authorization and Issuance of Other Securities. No consent of the holders of the Cumulative Preferred Stock shall be required for
(a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation, dissolution or winding up to the Cumulative Preferred Stock or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.


                                       55

                 8. Amendment of Resolution. The Board and the Committee each reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the Cumulative Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

                 9. Rank. For the purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                 (a) prior to shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Cumulative Preferred Stock;

                 (b) on a parity with shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of the Cumulative Preferred Stock, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributed upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of Cumulative Preferred Stock (the term "Parity Preferred Stock" being used to refer to any stock on a parity with the shares of Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, as the context may require); and

                 (c) junior to shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if such class shall be Common Stock or if the holders of the Cumulative Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes.


                                       56

                 The Cumulative Preferred Stock shall rank prior, as to dividends and upon liquidation, dissolution or winding up, to the Common Stock and on a parity with the Corporation's ESOP Convertible Preferred Stock, with a liquidation value of $35.875 per share, the Corporation's 9.36% Cumulative Preferred Stock, with a liquidation value of $25.00 per share, and the Corporation's 8.88% Cumulative Preferred Stock, with a liquidation value of $200.00 per share.


                                       57

                 PART II -- COMMON STOCK (a) Dividends. Subject to the preferential dividend rights applicable to shares of any class or series of stock having preference over the Common Stock as to dividends, the holders of shares of Common Stock shall be entitled to receive such dividends when and as declared by the Board of Directors and shall share equally, share for share alike, in such dividends.

                 (b) Liquidation, Dissolution or Winding Up. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, after distribution in full of the preferential amounts to be distributed to the holders of shares of any class or series of stock having preference over the Common Stock upon voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Common Stock shall be entitled to receive all of the remaining assets of the Corporation available for distribution, ratably in proportion to the number of shares of the Common Stock held.

                 (c) Voting. Each share of Common Stock shall entitle the holder thereof to one vote on all matters submitted to a vote of the stockholders of the Corporation. The holders of the shares of Common Stock shall at all times, except as otherwise provided in this Restated Certificate of Incorporation or required by law, vote as one class, together with the holders of any other class or series of stock of the Corporation accorded such general class voting right.

                 SECTION 3. Definitions. For the purposes of this Restated Certificate of Incorporation:

                 (a) the term "outstanding", when used in reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a Subsidiary; and

                 (b) the term "Subsidiary" or "Subsidiaries" shall mean a corporation(s) of which the Corporation, directly or indirectly, has the power, whether through the ownership of voting securities, contract or otherwise, to elect at least a majority of the members of such corporation's board of directors; provided, however, that for purposes of Article VI of the Restated Certificate of Incorporation, the term "Subsidiary" or "Subsidiaries" shall mean a corporation(s), all of the capital stock of which is owned by the Corporation, other than directors' qualifying shares.


                                       58


                                   ARTICLE V

                               BOARD OF DIRECTORS

                 SECTION 1.  Number, Election and Terms of Directors.
The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of not fewer than four nor more than fifteen persons; provided, however, that, pursuant to the provisions of
Section 141(a) of the General Corporation Law of the State of Delaware, the powers and authority of the Board of Directors with respect to any stock option, performance unit or other compensation or employee benefit plan of the Corporation, to the extent not otherwise assigned or reserved to the Board of Directors by the provisions of any such plan, are hereby conferred upon and shall be exercised by a committee or committees designated by resolution passed by the Board of Directors to consist of one or more persons who may or may not be directors of the Corporation, unless the Board of Directors, by resolution passed by the Board of Directors, shall determine that any or all such powers and authority shall instead be conferred upon and exercised by the Board of Directors. The exact number of directors within the minimum and maximum limitations specified in the preceding sentence may be established from time to time by the Board of Directors pursuant to a resolution adopted by a majority of the entire Board of Directors. Subject to the rights of the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, dissolution or winding up of the Corporation to elect directors under specified circumstances, if any, directors shall be elected each year at the annual meeting of stockholders and shall hold office until their successors shall have been duly elected and qualified, or until their earlier resignation or removal.

                 SECTION 2.  Calling Special Meetings of Stockholders.
A special meeting of the stockholders may be called at any time and for any purpose or purposes by the President or the Chairman of the Board or by order of the Board of Directors, and shall be called by the Secretary upon the written request of the holders of record of at least 80% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock").

                 SECTION 3. Newly Created Directorships and Vacancies on the Board of Directors. Subject to the rights of any class or series of stock having preference over the


                                       59

Common Stock as to dividends or upon liquidation, dissolution or winding up of the Corporation to elect directors under specified circumstances, if any, newly-created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled by a majority vote of the directors then in office, although less than a quorum; and any director so chosen shall hold office for the remaining term of his predecessor or, if there shall have been no predecessor, until the next annual election of directors or until his successor shall have been duly elected and qualified. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

                 SECTION 4. Removal of Directors. Subject to the rights of the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, dissolution or winding up of the Corporation to elect directors under specified circumstances, if any, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, only by the affirmative vote of the holders of at least 80% of the voting power of the Voting Stock, voting together as a single class.

                 SECTION 5. Amendment of By-Laws. In furtherance of and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation from time to time, may amend, repeal or adopt By-Laws of the Corporation; provided, that any By-Laws made, amended or repealed by the Board of Directors or the stockholders may be amended or repealed, and that any By-Laws may be made, by the stockholders of the Corporation. Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-Laws of the Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Restated Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of at least 80% of the voting power of the Voting Stock, voting together as a single class, shall be required for the stockholders of the Corporation to amend, repeal or adopt any By-Laws of the Corporation or to adopt any amendment to this Restated Certificate of Incorporation inconsistent with the By-Laws of the Corporation.

                 SECTION 6. Amendment of Certificate of Incorporation. Notwithstanding any other provisions of this Restated Certificate of Incorporation or the By-Laws of the


                                       60

Corporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Restated Certificate of Incorporation or the By-Laws of the Corporation), the affirmative vote of the holders of at least 80% of the voting power of the Voting Stock, voting together as a single class, shall be required to amend or repeal, or to adopt any provision inconsistent with, this
Article V hereof.

                 SECTION 7. Other Powers. The By-Laws of the Corporation may confer upon the Board of Directors powers in addition to the foregoing and in addition to the powers and authorities expressly conferred upon them by law, but only to the extent permitted by law and not prohibited by the provisions of this Restated Certificate of Incorporation.


                                   ARTICLE VI

                                INDEMNIFICATION

                 The Corporation shall indemnify, to the fullest extent permitted by applicable law, any person who was or is a party or is threatened to be made a party to, or is involved in any manner in, any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person (1) is or was a director or officer of the Corporation or a Subsidiary or (2) is or was serving at the request of the Corporation or a Subsidiary as a director, officer, partner, member, employee or agent of another corporation, partnership, joint venture, trust, committee or other enterprise.

                 To the extent deemed advisable by the Board of Directors, the Corporation may indemnify, to the fullest extent permitted by applicable law, any person who was or is a party or is threatened to be made a party to, or is involved in any manner in, any threatened, pending or completed action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that the person is or was an employee or agent (other than a director or officer) of the Corporation or a Subsidiary.

                 The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or a Subsidiary, or is or was serving at the request of the Corporation or a Subsidiary as a director, officer, partner,


                                       61

member, employee or agent of another corporation, partnership, joint venture, trust, committee or other enterprise, against any expense, liability or loss asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation or a Subsidiary would have the power to indemnify him against such expense, liability or loss under the provisions of applicable law.

                 No repeal, modification or amendment of, or adoption of any provision inconsistent with, this Article VI nor, to the fullest extent permitted by applicable law, any modification of law shall adversely affect any right or protection of any person granted pursuant hereto existing at, or with respect to events that occurred prior to, the time of such repeal, amendment, adoption or modification.

                 For purposes of this Article VI, the term "Subsidiary" or "Subsidiaries" shall mean a corporation(s), all of the capital stock of which is owned directly or indirectly by the Corporation, other than directors' qualifying shares.

                 The right to indemnification conferred in this Article VI also includes, to the fullest extent permitted by applicable law, the right to be paid the expenses (including attorneys' fees) incurred in connection with any such proceeding in advance of its final disposition. The payment of any amounts to any director, officer, partner, member, employee or agent pursuant to this Article VI shall subrogate the Corporation to any right such director, officer, partner, member, employee or agent may have against any other person or entity. The rights conferred in this Article VI shall be contract rights.


                                  ARTICLE VII

                             LIABILITY OF DIRECTORS

                 A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability (i) for any breach by the director of his duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit.


                                       62

                 No repeal, modification or amendment of, or adoption of any provision inconsistent with, this Article VII nor, to the fullest extent permitted by law, any modification of law shall adversely affect any right or protection of a director of the Corporation existing at the time of such repeal, amendment, adoption or modification or affect the liability of any director of the Corporation for any action taken or any omission that occurred prior to the time of such repeal, amendment, adoption or modification.

                 If the General Corporation Law of the State of Delaware shall be amended, after this Restated Certificate of Incorporation is amended to include this Article VII, to authorize corporate action further eliminating or limiting the liability of directors, then a director of the Corporation, in addition to the circumstances in which he is not liable immediately prior to such amendment, shall be free of liability to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

                 SEVENTH: That this restatement has been duly adopted by resolution of the Board of Directors of the Corporation in accordance with
Section 245 of the General Corporation Law of the State of Delaware.

                 IN WITNESS WHEREOF, Morgan Stanley Group Inc. has caused this Certificate to be executed by its President and attested by its Assistant Secretary and its corporate seal to be affixed hereto this 14th day of September, 1992.

                                             /s/ Robert F. Greenhill
(Seal)                                     ----------------------------
                                                Robert F. Greenhill
                                                    President


Attest:


 /s/ Patricia A. Kurtz
- -------------------------
   Patricia A. Kurtz
  Assistant Secretary


                            CERTIFICATE OF AMENDMENT

                                     TO THE

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                           MORGAN STANLEY GROUP INC.

                        (Pursuant to Section 242 of the
                       Delaware General Corporation Law)


                 MORGAN STANLEY GROUP INC., a Delaware corporation, HEREBY CERTIFIES AS FOLLOWS;

                 1. The name of the Corporation is Morgan Stanley Group Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was July 10, 1975. The date of filing of the most recent Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was September 15, 1992.

                 2. This Certificate of Amendment sets forth amendments to the Restated Certificate of Incorporation of the Corporation that were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

                 3. Article IV, Section 2, Part I, Subpart A, Section 1(A) of the Restated Certificate of Incorporation is hereby amended in full to be and read as follows:

                 (A) The shares of such series shall be designated ESOP CONVERTIBLE PREFERRED STOCK (hereinafter referred to as the "ESOP Preferred Stock") and such series shall consist of 3,902,438 shares. Such number of shares may be increased or decreased from time to time by resolution of the Pricing Committee of this Board of Directors (the "Pricing Committee"), but no such increase shall result in such series consisting of more than 4,000,000 shares, and no decrease shall reduce the number of shares of ESOP Preferred Stock to a number less than that of shares of ESOP Preferred Stock then outstanding plus the number of shares issuable upon exercise of any rights, options or warrants or upon conversion of outstanding securities issued by the Corporation relating to such shares. Notwithstanding the preceding sentence, the Board of Directors may increase the number of shares of ESOP

         Preferred Stock to a number greater than 4,000,000 shares, or may decrease the number of such shares, subject only to any limitations imposed by applicable law or this Restated Certificate of Incorporation. Any shares of ESOP Preferred Stock redeemed or purchased by the Corporation shall remain issued and outstanding for all purposes (except that as long as such shares are held by the Corporation or its nominee, no dividends shall be paid on such shares and they shall neither be entitled to vote nor counted for quorum purposes) and may thereafter be transferred by the Corporation from time to time to a trustee or trustees referred to in paragraph (B) of this Section 1 (whereupon the voting and dividend rights of such shares shall be restored); provided that the Corporation may provide at the time of or at any time after such redemption or purchase that any such shares then held by the Corporation or its nominee shall be retired, and such shares shall then be restored to the status of authorized but unissued shares of preferred stock of the Corporation.

                 4. Article IV, Section 2, Part I, Subpart A, Section 9, Paragraphs (A), (B), (C), (D), (E), (F), (G) and (I) of the Restated Certificate of Incorporation are hereby amended in full to be and read as follows:

                 (A)(1) In the event the Corporation shall, at any time or from time to time while any of the shares of the ESOP Preferred Stock are outstanding, (i) pay a dividend or make a distribution in respect of the Common Stock in shares of Common Stock or (ii) subdivide the outstanding shares of Common Stock into a greater number of shares, in each case whether by reclassification of shares, recapitalization of the Corporation (excluding a recapitalization or reclassification effected by a merger or consolidation to which Section 8 applies) or otherwise, then, in such event, the Conversion Price shall, subject to the provisions of paragraphs (E) and (F) of this Section 9, automatically be adjusted by dividing such Conversion Price by a fraction (the "Section 9(A) Fraction"), the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock outstanding immediately before such event. Such adjustment to the Conversion Price shall be effective, upon payment of such dividend or distribution in respect of the Common Stock, as of the record date for the determination of stockholders entitled to receive such dividend or distribution (on a retroactive basis), and in the case of a subdivision shall become effective immediately as of the effective date thereof. An adjustment to the Conversion Price pursuant to this Section 9(A)(1) shall have no effect on the Liquidation Price or the Preferred Dividend Rate of the ESOP Preferred Stock.

                 (2) In the event the Corporation shall, at any time or from time to time while any of the shares of the ESOP Preferred Stock are outstanding, combine the outstanding shares of Common Stock into a lesser number of shares, whether by reclassification of shares, recapitalization of the Corporation (excluding a recapitalization or reclassification effected by a merger, consolidation or other transaction to which Section 8 applies) or otherwise, then, in such event, the Conversion Price shall, subject to the provisions of paragraph (F) of this Section 9, automatically be adjusted by dividing the Conversion Price in effect immediately before such event by the
         Section 9(A) Fraction. An adjustment to the Conversion Price made pursuant to this paragraph 9(A)(2) shall be given effect immediately as of the effective date of such combination and shall have no effect on the Liquidation Price or the Preferred Dividend Rate of the ESOP Preferred Stock.

                 (B) In the event the Corporation shall, at any time or from time to time while any of the shares of ESOP Preferred Stock are outstanding, issue to holders of shares of Common Stock as a dividend or distribution, including by way of a reclassification of shares or a recapitalization of the Corporation, any right or warrant to purchase shares of Common Stock (but not including as a right or warrant for this purpose any security convertible into or exchangeable for shares of Common Stock) for a consideration having a Fair Market Value (as hereinafter defined) per share less than the Fair Market Value of a share of Common Stock on the date of issuance of such right or warrant (other than pursuant to any employee or director incentive, compensation or benefit plan or arrangement of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted), then, in such event, the Conversion Price shall, subject to the provisions of paragraphs (E) and (F) of this Section 9, automatically be adjusted by dividing such Conversion Price by a fraction (the "Section 9(B) Fraction"), the numerator of which is the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock that could be acquired upon exercise in full of all such rights and warrants and the denominator of which is the number of shares of Common Stock outstanding immediately before such issuance of warrants or rights plus the number of shares of Common Stock that could be purchased at the Fair Market Value of a share of Common Stock at the time of such issuance for the maximum aggregate consideration payable upon exercise in full of all such rights and warrants. Such adjustment to the Conversion Price shall be effective upon such issuance of rights or warrants. An adjustment to the Conversion Price pursuant to this Section 9(B) shall have no effect on the Liquidation Price or the Preferred Dividend Rate of the ESOP Preferred Stock.

                 (C)(1) In the event the Corporation shall, at any time or from time to time while any of the shares of ESOP Preferred Stock are outstanding, issue, sell or exchange shares of Common Stock (other than pursuant to (x) any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant for this purpose any security convertible into or exchangeable for shares of Common Stock) or (y) any employee or director incentive, compensation or benefit plan or arrangement of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted) at a purchase price per share less than the Fair Market Value of a share of Common Stock on the date of such issuance, sale or exchange, then, in such event, the Conversion Price shall, subject to the provisions of paragraphs
         (E) and (F) of this Section 9, automatically be adjusted by dividing such Conversion Price by a fraction (the "Section 9(C)(1) Fraction"), the numerator of which is the number of shares of Common Stock outstanding immediately before such issuance, sale or exchange plus the number of shares of Common Stock so issued, sold or exchanged and the denominator of which is the number of shares of Common Stock outstanding immediately before such issuance, sale or exchange plus the number of shares of Common Stock that could be purchased at the Fair Market Value of a share of Common Stock at the time of such issuance, sale or exchange for the maximum aggregate consideration paid therefor.

                 (2) In the event that the Corporation shall, at any time or from time to time while any ESOP Preferred Stock is outstanding, issue, sell or exchange any right or warrant to purchase or acquire shares of Common Stock (including as such a right or warrant for this purpose any security convertible into or exchangeable for shares of Common Stock other than pursuant to any employee or director incentive, compensation or benefit plan or arrangement of the Corporation or any subsidiary of the Corporation heretofore or hereafter adopted) for a consideration having a Fair Market Value, on the date of such issuance, sale or exchange, less than the Non-Dilutive Amount (as hereinafter defined), then, in such event, the Conversion Price shall, subject to the provisions of paragraphs (E) and (F) of this Section 9, automatically be adjusted by dividing such Conversion Price by a fraction (the "Section 9(C)(2) Fraction"), the numerator of which is the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the maximum number of shares of Common Stock that could be acquired upon exercise in full of all such rights and warrants and the denominator of which is the number of shares of Common Stock outstanding immediately before such issuance of rights or warrants plus the number of shares of Common Stock that could be purchased at the Fair Market Value of a share of Common Stock at the time of such issuance for the total of (x) the maximum aggregate consideration payable at the time of the issuance, sale or exchange of such right or warrant and (y) the maximum aggregate consideration payable upon exercise in full of all such rights or warrants.

                 (3)  An adjustment to the Conversion Price pursuant to this
         Section 9(C) shall be effective upon the effective date of any issuance, sale or exchange described in paragraph (1) or (2) above. Any such adjustment shall have no effect on the Liquidation Price or the Preferred Dividend Rate of the ESOP Preferred Stock.

                 (D) In the event the Corporation shall, at any time or from time to time while any of the shares of ESOP Preferred Stock are outstanding, make an Extraordinary Distribution (as hereinafter defined) in respect of the Common Stock, whether by dividend, distribution, reclassification of shares or recapitalization of the Corporation (including capitalization or reclassification effected by a merger or consolidation to which Section 8 does not apply) or effect a Pro Rata Repurchase (as hereinafter defined) of Common Stock, then, in such event, the Conversion Price shall, subject to the provisions of paragraphs (E) and (F) of this Section 9, automatically be adjusted by dividing such Conversion

         Price by a fraction (the "Section 9(D) Fraction"), the numerator of which is the product of (a) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase minus, in the case of a Pro Rata Repurchase, the number of shares of Common Stock repurchased by the Corporation multiplied by (b) the Fair Market Value of a share of Common Stock on the day before the ex-dividend date with respect to an Extraordinary Distribution that is paid in cash and on the distribution date with respect to an Extraordinary Distribution that is paid other than in cash, or on the applicable expiration date (including all extensions thereof) of any tender offer that is a Pro Rata Repurchase or on the date of purchase with respect to any Pro Rata Repurchase that is not a tender offer, as the case may be, and the denominator of which is (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Extraordinary Distribution or Pro Rata Repurchase multiplied by (y) the Fair Market Value of a share of Common Stock on the day before the ex-dividend date with respect to an Extraordinary Distribution that is paid in cash and on the distribution date with respect to an Extraordinary Distribution that is paid other than in cash, or on the applicable expiration date (including all extensions thereof) of any tender offer that is a Pro Rata Repurchase, or on the date of purchase with respect to any Pro Rata Repurchase that is not a tender offer, as the case may be, minus
         (ii) the Fair Market Value of the Extraordinary Distribution or the aggregate purchase price of the Pro Rata Repurchase, as the case may be. The Corporation shall send each holder of ESOP Preferred Stock
         (i) notice of its intent to make any Extraordinary Distribution and
         (ii) notice of any offer by the Corporation to make a Pro Rata Repurchase, in each case at the same time as, or as soon as practicable after, such offer is first communicated to holders of Common Stock or, in the case of an Extraordinary Distribution, the announcement of a record date in accordance with the rules of any stock exchange on which the Common Stock is listed or admitted to trading. Such notice shall indicate the intended record date and the amount and nature of such dividend or distribution, or the number of shares subject to such offer for a Pro Rata Repurchase and the purchase price payable by the Corporation pursuant to such offer, as well as the Conversion Price and the number of shares of Common Stock into which a share of ESOP Preferred Stock may be converted at such time. An adjustment to the Conversion Price pursuant to this Section 9(D) shall be effective (i) in the case of an Extraordinary Dividend as of the record date for the determination of holders entitled to receive such Extraordinary Dividend (on a retroactive basis) and (ii) in the case of a Pro Rata Repurchase upon the expiration date thereof (if such Pro Rata Repurchase is a tender offer) or the effective date thereof (if such Pro Rata Repurchase is not a tender offer). Any such adjustment shall have no effect on the Liquidation Price or the Preferred Dividend Rate of the ESOP Preferred Stock.

                 (E) The Board of Directors shall have the authority to determine that any adjustment to the Conversion Price provided for in paragraph (A)(1), (B), (C) or (D) of this Section 9 shall not be made (or if already made, to determine that such adjustment shall be cancelled prospectively), and in lieu thereof to declare a dividend in respect of the ESOP Preferred Stock in shares of ESOP Preferred Stock (a "Special Dividend") in such a manner that a holder of ESOP Preferred Stock will become a holder of that number of shares of ESOP Preferred Stock equal to the product of the number of such shares held prior to such event times the Section 9(A), Section 9(B), Section 9(C)(1), Section 9(C)(2) or Section 9(D) Fraction, as applicable. The declaration of such a Special Dividend shall be authorized, if at all, by the Board of Directors no later than 30 calendar days following the authorization by the Board of Directors (or by a committee duly authorized by the Board of Directors) of the transaction or other event described in any of the foregoing paragraphs (A)(1), (B), (C) or
         (D) that would otherwise result in an adjustment to the Conversion Price being made pursuant to any such paragraphs, and if the Board of Directors does not authorize the declaration of a Special Dividend by the end of such 30-day period, then no such Special Dividend shall be declared and the adjustment to the Conversion Price provided for in paragraph (A)(1), (B), (C) or (D) of this Section 9 shall become final and binding on the Corporation and all stockholders of the Corporation. Concurrently with the declaration of any Special Dividend pursuant to this paragraph (E), the Conversion Price, the Liquidation Price and the Preferred Dividend Rate of all shares of ESOP Preferred Stock shall be adjusted by dividing the Conversion Price, the Liquidation Price and the Preferred Dividend Rate, respectively, in effect immediately before such event by the Section 9(A), Section 9(B), Section 9(C)(1), Section 9(C)(2) or Section 9(D) Fraction, as applicable.

                 (F) Unless the Board of Directors determines otherwise, and notwithstanding any other provision of this Section 9, any adjustment to the Conversion Price provided for in any of paragraphs (A), (B), (C) or (D) of this Section 9 shall not be made unless such adjustment would require an increase or decrease of at least one percent (1%) in the Conversion Price and, similarly, the Board of Directors shall not declare any Special Dividend pursuant to paragraph (E) of this Section 9 unless such Special Dividend or adjustment would require an increase or decrease of at least one percent (1%) in the number of shares of ESOP Preferred Stock outstanding. Any lesser adjustment to the Conversion Price or Special Dividend shall be carried forward and shall be made no later than the time of, and together with, the next subsequent adjustment to the Conversion Price or Special Dividend which, together with any adjustment or adjustments or Special Dividend or Dividends so carried forward, shall amount to an increase or decrease of at least one percent (1%) of the Conversion Price or an increase or decrease of at least one percent (1%) in the number of shares of ESOP Preferred Stock outstanding, whichever the case may be.

                 (G) If the Corporation shall make any dividend or distribution on the Common Stock or issue any Common Stock, other capital stock or other security of the Corporation or any rights or warrants to purchase or acquire any such security, which transaction does not result in an adjustment to the Conversion Price or to the number of shares of ESOP Preferred Stock outstanding pursuant to the foregoing provisions of this Section 9, the Board of Directors of the Corporation may, in its sole discretion, consider whether such action is of such a nature that some type of equitable adjustment should be made in respect of such transaction. If in such case the Board of Directors of the Corporation determines that some type of adjustment should be made, an adjustment shall be made effective as of such date as determined by the Board of Directors of the Corporation. The determination of the Board of Directors of the Corporation as to whether some type of adjustment should be made pursuant to the foregoing provisions of this Section 9(G), and, if so, as to what adjustment should be made and when, shall be final and binding on the Corporation and all stockholders of the Corporation. The Corporation shall be entitled, but not required, to make such additional adjustments, in addition to those required by the foregoing provisions of this Section 9, as shall be necessary in order that any dividend or distribution in shares of capital stock of the Corporation, subdivision, reclassification or combination of shares of the Corporation or any reclassification of the Corporation shall not be taxable to holders of the Common Stock.

                                     * * *

                 (I) Whenever an adjustment to the Conversion Price of the ESOP Preferred Stock is required pursuant to this Section 9, the Corporation shall forthwith place on file with the transfer agent for the Common Stock and the ESOP Preferred Stock, if there be one, and with the Treasurer of the Corporation, a statement signed by the Treasurer or any Assistant Treasurer of the Corporation stating the adjusted Conversion Price determined as provided herein. In addition, whenever a Special Dividend is declared pursuant to paragraph (E) of this Section 9, (i) the maximum number of shares of ESOP Preferred Stock shall be adjusted by multiplying 4,000,000 (or such other number as shall be the maximum number of shares of ESOP Preferred Stock in effect prior to the authorization of such Special Dividend) by the
         Section 9(A), Section 9(B), Section 9(C)(1), Section 9(C)(2) or
         Section 9(D) Fraction, as the case may be, (ii) the Board of Directors shall take action as is necessary so that a sufficient number of shares of ESOP Preferred Stock are designated with respect to any increase in the number of shares of ESOP Preferred Stock to be outstanding as a result of such Special Dividend and (iii) the Corporation shall forthwith place on file with the transfer agent for the Common Stock and the ESOP Preferred Stock, if there be one, and with the Treasurer of the Corporation, a statement signed by the Treasurer or any Assistant Treasurer of the Corporation stating the adjusted maximum number of shares of ESOP Preferred Stock, Conversion Price, Liquidation Price and Preferred Dividend Rate determined as provided herein. The statement required by either of the two preceding sentences shall set forth in reasonable detail such facts as shall be necessary to show the reason and the manner of computing such adjustments, including any determination of Fair Market Value involved in such computation. Promptly after each adjustment to the maximum number of shares of ESOP Preferred Stock, Conversion Price, the Liquidation Price, the Preferred Dividend Rate, or the number of shares of ESOP Preferred Stock outstanding, the Corporation shall mail a notice thereof and of the then prevailing maximum number of shares of ESOP Preferred Stock, Conversion Price, Liquidation Price, Preferred Dividend Rate and number of shares of ESOP Preferred Stock outstanding to each holder of shares of ESOP Preferred Stock.


                 IN WITNESS WHEREOF, MORGAN STANLEY GROUP INC. has caused this Certificate to be signed by John J. Mack, its President, and attested by Jonathan M. Clark, its General Counsel and Secretary, this 30th day of June, 1993.



                                                       MORGAN STANLEY GROUP INC.


                                                       By:  /s/ John J. Mack
                                                           --------------------
                                                           Name:  John J. Mack
                                                           Title: President


ATTEST:



 /s/ Jonathan M. Clark
- --------------------------
Name:  Jonathan M. Clark
Title: General Counsel and
          Secretary


              CERTIFICATE OF DESIGNATION OF PREFERENCES AND RIGHTS
                                     OF THE
                       7-3/8% CUMULATIVE PREFERRED STOCK

                             ($200.00 Stated Value)

                                       OF

                           MORGAN STANLEY GROUP INC.

                         ______________________________


                         Pursuant to Section 151 of the

                General Corporation Law of the State of Delaware

                         ______________________________


                 The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the "Board") of Morgan Stanley Group Inc., a Delaware corporation (hereinafter called the "Corporation"), by unanimous written consent in lieu of a meeting dated as of July 27, 1993, with certain of the designations, preferences and rights having been fixed by the Pricing Committee of the Board (the "Committee") at a meeting on August 18, 1993, pursuant to authority delegated to it by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware:

                 RESOLVED that, pursuant to authority expressly granted to and vested in the Committee by the Board and in the Board by provisions of the Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the issuance of a series of Preferred Stock, without par value (the "Preferred Stock"), which shall consist of 1,000,000 of the 30,000,000 shares of Preferred Stock which the Corporation now has authority to issue, is authorized, and the Board and, pursuant to the authority expressly granted to the Committee by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Committee, fix the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

                          1. Designation and Amount; Fractional Shares. The designation for such series of the Preferred Stock authorized by this resolution shall be the 7-3/8% Cumulative Preferred Stock, without par value, with a stated value of $200.00 per share (the "Cumulative Preferred Stock"). The stated value per share of Cumulative Preferred Stock shall not for any purpose be considered to be a determination by the Board or the Committee with respect to the capital and surplus of the Corporation. The number of shares of Cumulative Preferred Stock shall be 1,000,000. The Cumulative Preferred Stock is issuable in whole shares only.

                          2. Dividends. Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board or the Committee out of assets of the Corporation legally available for payment, cash dividends payable quarterly at the rate of 7-3/8% per annum. Dividends on the Cumulative Preferred Stock, calculated as a percentage of the stated value, will be payable quarterly on February 28, May 30, August 30 and November 30 commencing November 30, 1993 (each a "dividend payment date"). Dividends on shares of the Cumulative Preferred Stock will be cumulative from the date of initial issuance of such shares of Cumulative Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board or the Committee. The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any Parity Preferred Stock (as defined in paragraph 9(b) below) with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Cumulative Preferred Stock, like dividends for all dividend payment periods of the Cumulative Preferred Stock ending on or before the dividend payment date of such Parity Preferred Stock, ratably in proportion to the respective amounts of dividends (x) accumulated and unpaid or payable on such Parity Preferred Stock, on the one hand, and
                 (y) accumulated and unpaid through the dividend payment period or periods of the Cumulative Preferred Stock next preceding such dividend payment date, on the other hand.

                          Except as set forth in the preceding sentence, unless
                 full cumulative dividends on the Cumulative Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment be made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any moneys theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund, regardless of whether at the time of such application full cumulative dividends upon shares of the Cumulative Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment) by the Corporation; provided that any such junior or parity Preferred Stock or Common Stock may be converted into or exchanged for stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends.

                          3. Liquidation Preference. The shares of Cumulative Preferred Stock shall rank, as to liquidation, dissolution or winding up of the Corporation, prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up of the Corporation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Cumulative Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $200.00 per share (the "Liquidation Preference" of a share of Cumulative Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid on the shares of Cumulative Preferred Stock to the date of final distribution. The holders of the Cumulative Preferred Stock will not be entitled to receive the Liquidation Preference until the liquidation preference of any other class of stock of the Corporation ranking senior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full. After payment of the full amount of the Liquidation Preference and such dividends, the holders of shares of Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

                          4. Conversion. The Cumulative Preferred Stock is not convertible into shares of any other class or series of stock of the Corporation.

                          5. Voting Rights. The holders of shares of Cumulative Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                                  (a)  Whenever, at any time or times,
                          dividends payable on the shares of Cumulative Preferred Stock or on any Parity Preferred Stock with respect to payment of dividends, shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Cumulative Preferred Stock shall have the right, with holders of shares of any one or more other class or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class), to elect two of the authorized number of members of the Board at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Cumulative Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Cumulative Preferred Stock shall terminate immediately.

                          Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Cumulative Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Cumulative Preferred Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Cumulative Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

                                  (b)  So long as any shares of Cumulative
                          Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Cumulative Preferred Stock outstanding at the time and all other classes or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                                       (i)  the issuance or increase of the
                                  authorized amount of any class or series of shares ranking prior (as that term is defined in paragraph 9(a) hereof) to the shares of the Cumulative Preferred Stock; or

                                      (ii)  the amendment, alteration or
                                  repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation, (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Cumulative Preferred Stock or of the holders thereof;

                          provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Cumulative Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

                                  (c)  The foregoing voting provisions shall
                          not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Cumulative Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                          6. Redemption. The shares of the Cumulative Preferred Stock may be redeemed at the option of the Corporation, as a whole, or from time to time in part, at any time, upon not less than 30 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation; provided, however, that shares of the Cumulative Preferred Stock shall not be redeemable prior to August 30, 1998. Subject to the foregoing, on or after such date, shares of the Cumulative Preferred Stock are redeemable at $200.00 per share together with an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid to, but excluding, the date fixed for redemption.

                          If full cumulative dividends on the Cumulative
                 Preferred Stock have not been paid, the Cumulative Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Cumulative Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Cumulative Preferred Stock. If fewer than all the outstanding shares of Cumulative Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or a substantially equivalent method.

                          If a notice of redemption has been given pursuant to
                 this paragraph 6 and if, on or before the date fixed for redemption, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Cumulative Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares to be redeemed, and at the close of business on the redemption date the holders of such shares shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                          7. Authorization and Issuance of Other Securities. No consent of the holders of the Cumulative Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation, dissolution or winding up to the Cumulative Preferred Stock or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                          8. Amendment of Resolution. The Board and the Committee each reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the Cumulative Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

                          9. Rank. For the purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                                  (a)  prior to shares of the Cumulative
                          Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Cumulative Preferred Stock;

                                  (b)  on a parity with shares of the
                          Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of the Cumulative Preferred Stock, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributed upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of Cumulative Preferred Stock (the term "Parity Preferred Stock" being used to refer to any stock on a parity with the shares of Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, as the context may require); and

                                  (c)  junior to shares of the Cumulative
                          Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if such class shall be Common Stock or if the holders of the Cumulative Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes.

                          The Cumulative Preferred Stock shall rank prior, as
                 to dividends and upon liquidation, dissolution or winding up, to the Common Stock and on a parity with the Corporation's ESOP Convertible

                 Preferred Stock, with a liquidation value of $35.88 per share, the Corporation's 9.36% Cumulative Preferred Stock, with a liquidation value of $25.00 per share, the Corporation's 8.88% Cumulative Preferred Stock, with a liquidation value of $200.00 per share and the Corporation's 8-3/4% Cumulative Preferred Stock, with a liquidation value of $200.00 per share.

                          IN WITNESS WHEREOF, Morgan Stanley Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by Barton M. Biggs, its Managing Director, and attested by Ralph L. Pellecchio, its Assistant Secretary, this 24th day of August, 1993.

                                        MORGAN STANLEY GROUP INC.



                                        By:  /s/ Barton M. Biggs
                                             ---------------------
                                             Name: Barton M. Biggs
                                             Title: Managing Director,
                                               who is duly authorized to
                                               exercise the duties of a
                                               Vice President.

[SEAL]



Attest:



 /s/ Ralph L. Pellecchio
 -----------------------
      Assistant Secretary


                        CERTIFICATE OF CORRECTION FILED
                       TO CORRECT A CERTAIN ERROR IN THE
              CERTIFICATE OF DESIGNATION OF PREFERENCES AND RIGHTS
                    OF THE 7-3/8% CUMULATIVE PREFERRED STOCK
                             ($200.00 STATED VALUE)
                                       OF
                           MORGAN STANLEY GROUP INC,
                FILED IN THE OFFICE OF THE SECRETARY OF STATE OF
                 THE STATE OF DELAWARE ON AUGUST 24, 1993, AND
                FORWARDED TO THE OFFICE OF THE RECORDER OF DEEDS
              IN AND FOR KENT COUNTY, DELAWARE ON AUGUST 25, 1993


                       Pursuant to Section 103(f) of the
                General Corporation Law of the State of Delaware


          Morgan Stanley Group Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

          DOES HEREBY CERTIFY:

          1. The name of the corporation is Morgan Stanley Group Inc. (the "Corporation").

          2. A Certificate of Designation of Preferences and Rights of the 7-3/8% Cumulative Preferred Stock ($200.00 Stated Value) of the Corporation was filed on August 24, 1993 and forwarded to the Office of the Recorder of Deeds in and for Kent County, Delaware on August 25, 1993 (the "Certificate").

          3. The Certificate requires correction as permitted by subsection (f) of the Section 103 of the General Corporation Law of the State of Delaware.


          4. The inaccuracy or defect of the Certificate to be corrected is that the concluding clause is corrected to read as follows:

                  "IN WITNESS WHEREOF, Morgan Stanley Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by Barton M. Biggs, its Managing Director, and attested by Ralph Pallecchio, its Assistant Secretary, this 24th day of August, 1993."

          IN WITNESS WHEREOF, Morgan Stanley Group Inc. has caused this Certificate of Correction to be made under the seal of the Corporation and signed by Anson M. Beard, Jr., its Managing Director, and attested by Patricia
A. Kurtz, its Assistant Secretary, this 27th day of August, 1993.

                                          MORGAN STANLEY GROUP INC.

                                          By: /s/     Anson M. Beard, Jr.
                                              --------------------------------
                                              Name:   Anson M. Beard, Jr.
                                              Title:  Managing Director,
                                                      who is duly authorized
                                                      to exercise the duties
                                                      of a Vice President

[SEAL]

Attest:

 /s/ Patricia A. Kurtz
 -------------------------
      Assistant Secretary


              CERTIFICATE OF DESIGNATION OF PREFERENCES AND RIGHTS
                                     OF THE
                        7.82% CUMULATIVE PREFERRED STOCK

                             ($200.00 Stated Value)

                                       OF

                           MORGAN STANLEY GROUP INC.

                         ______________________________


                         Pursuant to Section 151 of the

                General Corporation Law of the State of Delaware

                         ______________________________


                 The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the "Board") of Morgan Stanley Group Inc., a Delaware corporation (hereinafter called the "Corporation"), by unanimous written consent in lieu of a meeting dated as of October 29, 1993, with certain of the designations, preferences and rights having been fixed by the Pricing Committee of the Board (the "Committee") at a meeting on November 19, 1993, pursuant to authority delegated to it by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware:

                 RESOLVED that, pursuant to authority expressly granted to and vested in the Committee by the Board and in the Board by provisions of the Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the issuance of a series of Preferred Stock, without par value (the "Preferred Stock"), which shall consist of 682,813 of the 30,000,000 shares of Preferred Stock which the Corporation now has authority to issue, is authorized, and the Board and, pursuant to the authority expressly granted to the Committee by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Committee, fix the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

                     1. Designation and Amount; Fractional Shares. The designation for such series of the Preferred Stock authorized by this resolution shall be the 7.82% Cumulative Preferred Stock, without par value, with a stated value of $200.00 per share (the "Cumulative Preferred Stock"). The stated value per share of Cumulative Preferred Stock shall not for any purpose be considered to be a determination by the Board or the Committee with respect to the capital and surplus of the Corporation. The maximum number of shares of Cumulative Preferred Stock shall be 682,813. The Cumulative Preferred Stock is issuable in whole shares only.

                     2. Dividends. Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board or the Committee out of assets of the Corporation legally available for payment, cash dividends payable quarterly at the rate of 7.82% per annum. Dividends on the Cumulative Preferred Stock will be payable quarterly on February 28, May 30, August 30 and November 30 (each a "dividend payment date"). Dividends on shares of the Cumulative Preferred Stock will be cumulative from the date of initial issuance of such shares of Cumulative Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board or the Committee. The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any Parity Preferred Stock (as defined in paragraph 9(b) below) with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Cumulative

              Preferred Stock, like dividends for all dividend payment periods of the Cumulative Preferred Stock ending on or before the dividend payment date of such Parity Preferred Stock, ratably in proportion to the respective amounts of dividends (x) accumulated and unpaid or payable on such Parity Preferred Stock, on the one hand, and (y) accumulated and unpaid through the dividend payment period or periods of the Cumulative Preferred Stock next preceding such dividend payment date, on the other hand.

                     Except as set forth in the preceding sentence, unless full cumulative dividends on the Cumulative Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment be made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any moneys theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund, regardless of whether at the time of such application full cumulative dividends upon shares of the Cumulative Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment) by the Corporation; provided that any such junior or parity Preferred Stock or Common Stock may be converted into or exchanged for stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends.

                     3. Liquidation Preference. The shares of Cumulative Preferred Stock shall rank, as to liquidation, dissolution or winding up of the Corporation, prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up of the Corporation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Cumulative Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $200.00 per share (the "Liquidation Preference" of a share of Cumulative Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid on the shares of Cumulative Preferred Stock to the date of final distribution. The holders of the Cumulative Preferred Stock will not be entitled to receive the Liquidation Preference until the liquidation preference of any other class of stock of the Corporation ranking senior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full. After payment of the full amount of the Liquidation Preference and such dividends, the holders of shares of Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

                       4. Conversion. The Cumulative Preferred Stock is not convertible into shares of any other class or series of stock of the Corporation.

                       5. Voting Rights. The holders of shares of Cumulative Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                          (a) Whenever, at any time or times, dividends payable on the shares of Cumulative Preferred Stock or on any Parity Preferred Stock with respect to payment of dividends, shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Cumulative Preferred Stock shall have the right, with holders of shares of any one or more other class or series of stock upon which like voting rights have been conferred and are exercisable
                   (voting together as a class), to elect two of the authorized number of members of the Board at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Cumulative Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Cumulative Preferred Stock shall terminate immediately.

                   Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Cumulative Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Cumulative Preferred Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Cumulative Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

                          (b) So long as any shares of Cumulative Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Cumulative Preferred Stock outstanding at the time and all other classes or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                               (i) the issuance or increase of the authorized amount of any class or series of shares ranking prior (as that term is defined in paragraph 9(a) hereof) to the shares of the Cumulative Preferred Stock; or

                              (ii)  the amendment, alteration or repeal,
                          whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation, (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Cumulative Preferred Stock or of the holders thereof;

                          provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Cumulative Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

                          (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Cumulative Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                     6. Redemption Shares. The shares of the Cumulative Preferred Stock may be redeemed at the option of the Corporation, as a whole, or from time to time in part, at any time, upon not less than 30 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation; provided, however, that shares of the Cumulative Preferred Stock shall not be redeemable prior to November 30, 1998. Subject to the foregoing, on or after such date, shares of the Cumulative Preferred Stock are redeemable at $200.00 per share together with an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid to, but excluding, the date fixed for redemption.

                     If full cumulative dividends on the Cumulative Preferred
              Stock have not been paid, the Cumulative Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Cumulative Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Cumulative Preferred Stock. If fewer than all the outstanding shares of Cumulative Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or a substantially equivalent method.

                     If a notice of redemption has been given pursuant to this
              paragraph 6 and if, on or before the date fixed for redemption, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Cumulative Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares to be redeemed, and at the close of business on the redemption date the holders of such shares shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                     7. Authorization and Issuance of Other Securities. No consent of the holders of the Cumulative Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation, dissolution or winding up to the Cumulative Preferred Stock or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                     8. Amendment of Resolution. The Board and the Committee each reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the Cumulative Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

                     9. Rank. For the purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                          (a) prior to shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Cumulative Preferred Stock;

                          (b) on a parity with shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of the Cumulative Preferred Stock, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributed upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of Cumulative Preferred Stock (the term "Parity Preferred Stock" being used to refer to any stock on a parity with the shares of Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, as the context may require); and

                          (c) junior to shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if such class shall be Common Stock or if the holders of the Cumulative Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes.

                   The Cumulative Preferred Stock shall rank prior, as to
              dividends and upon liquidation, dissolution or winding up, to the Common Stock and on a parity with the Corporation's ESOP Convertible

              Preferred Stock, with a liquidation value of $35.88 per share, the Corporation's 9.36% Cumulative Preferred Stock, with a liquidation value of $25.00 per share, the Corporation's 8.88% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, the Corporation's 8-3/4% Cumulative Preferred Stock, with a liquidation value of $200.00 per share and the Corporation's 7-3/8% Cumulative Preferred Stock, with a liquidation value of $200.00 per share.

                   IN WITNESS WHEREOF, Morgan Stanley Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by Richard B. Fisher, its Chairman, and attested by Patricia A. Kurtz, its Assistant Secretary, this 23rd day of November, 1993.


                                                  MORGAN STANLEY GROUP INC.


                                                       /s/ Richard B. Fisher
                                                  By: ------------------------
                                                      Name:  Richard B. Fisher
                                                      Title: Chairman

[SEAL]



Attest:


/s/ Patricia A. Kurtz
- -----------------------------
Assistant Secretary


              CERTIFICATE OF DESIGNATION OF PREFERENCES AND RIGHTS
                                     OF THE
                        7.80% CUMULATIVE PREFERRED STOCK

                             ($200.00 Stated Value)

                                       OF

                           MORGAN STANLEY GROUP INC.

                        -------------------------------

                         Pursuant to Section 151 of the

                General Corporation Law of the State of Delaware

                        -------------------------------

                 The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the "Board") of Morgan Stanley Group Inc., a Delaware corporation (hereinafter called the "Corporation"), by unanimous written consent in lieu of a meeting dated as of October 29, 1993, with certain of the designations, preferences and rights having been fixed by the Pricing Committee of the Board (the "Committee") at a meeting on February 1, 1994, pursuant to authority delegated to it by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware:

                 RESOLVED that, pursuant to authority expressly granted to and vested in the Committee by the Board and in the Board by provisions of the Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the issuance of a series of Preferred Stock, without par value (the "Preferred Stock"), which shall consist of 1,150,000 of the 30,000,000 shares of Preferred
         Stock which the Corporation now has authority to issue, is authorized, and the Board and, pursuant to the authority expressly granted to the Committee by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Committee, fix the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

                          1. Designation and Amount; Fractional Shares. The designation for such series of the Preferred Stock authorized by this resolution shall be the 7.80% Cumulative Preferred Stock, without par value, with a stated value of $200.00 per share (the "Cumulative Preferred Stock"). The stated value per share of Cumulative Preferred Stock shall not for any purpose be considered to be a determination by the Board or the Committee with respect to the capital and surplus of the Corporation. The maximum number of shares of Cumulative Preferred Stock shall be 1,150,000. The Cumulative Preferred Stock is issuable in whole shares only.

                          2. Dividends. Holders of shares of Cumulative Preferred Stock will be entitled to receive, when, as and if declared by the Board or the Committee out of assets of the Corporation legally available for payment, cash dividends payable quarterly at the rate of 7.80% per annum. Dividends on the Cumulative Preferred Stock will be payable quarterly on February 28, May 30, August 30 and November 30 (each a "dividend payment date"). Dividends on shares of the Cumulative Preferred Stock will be cumulative from the date of initial issuance of such shares of Cumulative Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board or the Committee. The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any Parity Preferred Stock (as defined in paragraph 9(b) below) with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Cumulative

                 Preferred Stock, like dividends for all dividend payment periods of the Cumulative Preferred Stock ending on or before the dividend payment date of such Parity Preferred Stock, ratably in proportion to the respective amounts of dividends
                 (x) accumulated and unpaid or payable on such Parity Preferred Stock, on the one hand, and (y) accumulated and unpaid through the dividend payment period or periods of the Cumulative Preferred Stock next preceding such dividend payment date, on the other hand.

                          Except as set forth in the preceding sentence, unless
                 full cumulative dividends on the Cumulative Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment be made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any moneys theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund, regardless of whether at the time of such application full cumulative dividends upon shares of the Cumulative Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment) by the Corporation; provided that any such junior or parity Preferred Stock or Common Stock may be converted into or exchanged for stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends.

                          3. Liquidation Preference. The shares of Cumulative Preferred Stock shall rank, as to liquidation, dissolution or winding up of the Corporation, prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up of the Corporation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Cumulative Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $200.00 per share (the "Liquidation Preference" of a share of Cumulative Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid on the shares of Cumulative Preferred Stock to the date of final distribution. The holders of the Cumulative Preferred Stock will not be entitled to receive the Liquidation Preference until the liquidation preference of any other class of stock of the Corporation ranking senior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full. After payment of the full amount of the Liquidation Preference and such dividends, the holders of shares of Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

                          4. Conversion. The Cumulative Preferred Stock is not convertible into shares of any other class or series of stock of the Corporation.

                          5. Voting Rights. The holders of shares of Cumulative Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                                  (a)      Whenever, at any time or times,
                          dividends payable on the shares of Cumulative Preferred Stock or on any Parity Preferred Stock with respect to payment of dividends, shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Cumulative Preferred Stock shall have the right, with holders of shares of any one or more other class or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class), to elect two of the authorized number of members of the Board at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Cumulative Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Cumulative Preferred Stock shall terminate immediately.

                          Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Cumulative Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Cumulative Preferred Stock voting as a class becomes vacant for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Cumulative Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

                (b) So long as any shares of Cumulative Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of the Cumulative Preferred Stock outstanding at the time and all other classes or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                     (i) the issuance or increase of the authorized amount of any class or series of shares ranking prior (as that term is defined in paragraph 9(a) hereof) to the shares of the Cumulative Preferred Stock; or

                    (ii) the amendment, alteration or repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation, (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Cumulative Preferred Stock or of the holders thereof;

                provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Cumulative Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

                        (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Cumulative Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                6. Redemption Shares. The shares of the Cumulative Preferred Stock may be redeemed at the option of the Corporation, as a whole, or from time to time in part, at any time, upon not less than 30 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stocks books of the Corporation; provided, however, that shares of the Cumulative Preferred Stock shall not be redeemable prior to February 28, 1999. Subject to the foregoing, on or after such date, shares of the Cumulative Preferred Stock are redeemable at $200.00 per share together with an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid to, but excluding, the date fixed for redemption.

                If full cumulative dividends on the Cumulative Preferred Stock have not been paid, the Cumulative Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Cumulative Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Cumulative Preferred Stock. If fewer than all the outstanding shares of Cumulative Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or a substantially equivalent method.

                If a notice of redemption has been given pursuant to this paragraph 6 and if, on or before the date fixed for redemption, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Cumulative Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares to be redeemed, and at the close of business on the redemption date the holders of such shares shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

                7. Authorization and Issuance of Other Securities. No consent of the holders of the Cumulative Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation, dissolution or winding up to the Cumulative Preferred Stock or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                8. Amendment of Resolution. The Board and the Committee each reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the Cumulative Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

                9. Rank. For the purposes of this resolution, any stock of any class or classes of the Corporation shall be deemed to rank:

                        (a) prior to shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Cumulative Preferred Stock;

                        (b) on a parity with shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of the Cumulative Preferred Stock, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributed upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of Cumulative Preferred Stock (the term "Parity Preferred Stock" being used to refer to any stock on a parity with the shares of Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, as the context may require); and

                        (c) junior to shares of the Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if such class shall be Common Stock or if the holders of the Cumulative Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock in such class or classes.

                The Cumulative Preferred Stock shall rank prior, as to dividends and upon liquidation, dissolution or winding up, to the Common Stock and on a parity with the Corporation's ESOP Convertible

                 Preferred Stock, with a liquidation value of $35.88 per share, the Corporation's 9.36% Cumulative Preferred Stock, with a liquidation value of $25.00 per share, the Corporation's 8.88% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, the Corporation's 8-3/4% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, the Corporation's 7-3/8% Cumulative Preferred Stock, with a liquidation value of $200.00 per share and, if issued, the Corporation's 7.82% Cumulative Preferred Stock with a liquidation value of $200.00 per share.

                      IN WITNESS WHEREOF, Morgan Stanley Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by Richard B. Fisher, its Chairman, and attested by Patricia A. Kurtz, its Assistant Secretary, this 4 day of February, 1994.

                                                MORGAN STANLEY GROUP INC.


                                                By: /s/ Richard B. Fisher
                                                    ---------------------------
                                                    Name: Richard B. Fisher
                                                    Title: Chairman of the Board



[SEAL]


Attest:


/s/ Patricia A. Kurtz
- -------------------------
Patricia A. Kurtz
Assistant Secretary


                            CERTIFICATE OF DECREASE
                                       OF
                          AUTHORIZED NUMBER OF SHARES
                                       OF
                        7.82% CUMULATIVE PREFERRED STOCK



          Morgan Stanley Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

          DOES HEREBY CERTIFY:

          That the Restated Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on September 15, 1992 and forwarded for recording in the Office of the Recorder of Deeds for Kent County, Delaware on September 15, 1992 and a Certificate of Designation of Preferences and Rights ("Certificate of Designation") of the 7.82% Cumulative Preferred Stock, was filed in said Office of the Secretary of State on November 24, 1993 and forwarded for recording in the office of the Recorder of Deeds on even date therewith.

          That pursuant to authority expressly granted to and vested in the Pricing Committee of the Board of Directors of the Corporation (the "Pricing Committee"), by resolutions duly adopted by said Board of Directors on October 29, 1993 (the "Resolutions"), the Pricing Committee fixed certain designations, preferences and rights of the aforesaid 7.82% Cumulative Preferred Stock as set forth in the Certificate of Designation.

          That pursuant to authority expressly granted to and vested in the Pricing Committee by the Resolutions, the Pricing Committee by a written unanimous consent in lieu of a meeting dated as of April 12, 1994 duly adopted a resolution authorizing and directing a decrease in the authorized number of shares of the 7.82% Cumulative Preferred Stock of the Corporation, from 682,813 shares to 611,238 shares and providing that the 71,575 shares of the 7.82% Cumulative Preferred Stock designated by the Pricing Committee but not issued and outstanding resume the status of authorized and unissued Preferred Stock, all in accordance with the provisions of Section 151 of The General Corporation Law of the State of Delaware and the aforesaid Restated Certificate of Incorporation of the Corporation.


          IN WITNESS WHEREOF, said Morgan Stanley Group Inc., has caused this certificate to be signed by Richard B. Fisher, its Chairman, and attested by Patricia A. Kurtz, its Assistant Secretary, this 12 day of April, 1994.



                                              By  /s/ Richard B. Fisher
                                                 ------------------------------
                                               Name:    Richard B. Fisher
                                               Title:   Chairman


ATTEST:

By  /s/ Patricia A. Kurtz
   ------------------------------
     Name:    Patricia A. Kurtz
     Title:   Assistant Secretary


             CERTIFICATE OF DESIGNATION OF PREFERENCES AND RIGHTS
                                     OF THE
                        9.00% CUMULATIVE PREFERRED STOCK

                             ($200.00 Stated Value)

                                       OF

                           MORGAN STANLEY GROUP INC.

                         ------------------------------


                         Pursuant to Section 151 of the

                General Corporation Law of the State of Delaware

                         ------------------------------


          The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the "Board") of Morgan Stanley Group
                                             -----
Inc., a Delaware corporation (hereinafter called the "Corporation"), by
                                                      -----------
unanimous written consent in lieu of a meeting dated as of October 29, 1993 with certain of the designations, preferences and rights having been fixed by the Pricing Committee of the Board (the "Committee") at a meeting on February 10,
                                     ---------
1995, pursuant to authority delegated to it by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of
Delaware:

          RESOLVED that, pursuant to authority expressly granted to and vested in the Committee by the Board and in the Board by provisions of the Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the issuance of a series of Preferred
     -----------------------------
     Stock, without par value (the "Preferred Stock"), which shall consist of
                                    ---------------
     738,763 of the 30,000,000 shares of Preferred Stock which the Corporation now has authority to issue, is authorized, and the Board and, pursuant to the authority expressly granted to the Committee by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Committee fix the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set


                                       2


     forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

               1.   Designation and Amount; Fractional Shares.  The designation
                    -----------------------------------------
          for such series of the Preferred Stock authorized by this resolution shall be the 9.00% Cumulative Preferred Stock, without par value, with a stated value of $200.00 per share (the "Cumulative Preferred
                                                    --------------------
          Stock").  The stated value per share of Cumulative Preferred Stock
          ------
          shall not for any purpose be considered to be a determination by the Board or the Committee with respect to the capital and surplus of the Corporation. The maximum number of shares of Cumulative Preferred Stock shall be 738,763. The Cumulative Preferred Stock is issuable in whole shares only.

               2.  Dividends.  Holders of shares of Cumulative Preferred Stock
                   ---------
          will be entitled to receive, when, as and if declared by the Board or the Committee out of assets of the Corporation legally available for payment, cash dividends payable quarterly at the rate of 9.00% per annum. Dividends on the Cumulative Preferred Stock will be payable quarterly on February 28, May 30, August 30 and November 30 (each a "dividend payment date"). Dividends on shares of the Cumulative
          ----------------------
          Preferred Stock will be cumulative from the date of initial issuance of such shares of Cumulative Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board or the Committee. The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any Parity Preferred Stock (as defined in paragraph 9(b) below) with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Cumulative Preferred Stock, like dividends for all dividend payment periods of the Cumulative Preferred Stock ending on or before the dividend payment date of such Parity Preferred Stock, ratably in proportion to the respective amounts of dividends (x) accumulated and unpaid or payable on such Parity Preferred Stock, on the one hand, and (y) accumulated and unpaid through the dividend payment period or periods of the Cumulative Preferred Stock next preceding such dividend payment date, on the other hand.

               Except as set forth in the preceding sentence, unless full cumulative dividends on the Cumulative Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the


                                       3

          Cumulative Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment be made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any moneys theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund, regardless of whether at the time of such application full cumulative dividends upon shares of the Cumulative Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment) by the Corporation; provided that any such junior or parity Preferred Stock or Common Stock may be converted into or exchanged for stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends.

               3.  Liquidation Preference.  The shares of Cumulative Preferred
                   ----------------------
          Stock shall rank, as to liquidation, dissolution or winding up of the Corporation, prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up of the Corporation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Cumulative Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $200.00 per share (the "Liquidation Preference" of a share of Cumulative Preferred Stock)
          -----------------------
          plus an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid on the shares of Cumulative Preferred Stock to the date of final distribution. The holders of the Cumulative Preferred Stock will not be entitled to receive the Liquidation Preference until the liquidation preference of any other class of stock of the Corporation ranking senior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full. After payment of the full amount of the Liquidation Preference and such dividends, the holders of shares of Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders


                                       4

          ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

               4.  Conversion.  The Cumulative Preferred Stock is not
                   ----------
          convertible into shares of any other class or series of stock of the Corporation.

               5.  Voting Rights.  The holders of shares of Cumulative Preferred
                   -------------
          Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                    (a) Whenever, at any time or times, dividends payable on the shares of Cumulative Preferred Stock or on any Parity Preferred Stock with respect to payment of dividends, shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Cumulative Preferred Stock shall have the right, with holders of shares of any one or more other class or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class), to elect two of the authorized number of members of the Board at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Cumulative Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Cumulative Preferred Stock shall terminate immediately.

               Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Cumulative Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Cumulative Preferred Stock voting as a class becomes vacant


                                       5

               for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Cumulative Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

                    (b) So long as any shares of Cumulative Preferred Stock
               remain outstanding, the consent of the holders of at least two-thirds of the shares of Cumulative Preferred Stock outstanding at the time and all other classes or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                         (i) the issuance or increase of the authorized amount
                    of any class or series of shares ranking prior (as that term is defined in paragraph 9(a) hereof) to the shares of the Cumulative Preferred Stock; or

                         (ii) the amendment, alteration or repeal, whether by
                    merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation, (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Cumulative Preferred Stock or of the holders thereof;

                    provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Cumulative Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

                    (c) The foregoing voting provisions shall not apply if, at or prior to the time when the act with respect to which such vote would


                                       6

               otherwise be required shall be effected, all outstanding shares of Cumulative Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

               6.  Redemption Shares.  The shares of the Cumulative Preferred
                   -----------------
          Stock may be redeemed at the option of the Corporation, as a whole, or from time to time in part, at any time, upon not less than 30 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation; provided, however, that shares of the Cumulative Preferred Stock shall not be redeemable prior to February 28, 2000. Subject to the foregoing, on or after such date, shares of the Cumulative Preferred Stock are redeemable at $200.00 per share together with an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid to, but excluding, the date fixed for redemption.

               If full cumulative dividends on the Cumulative Preferred Stock have not been paid, the Cumulative Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Cumulative Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Cumulative Preferred Stock. If fewer than all the outstanding shares of Cumulative Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or a substantially equivalent method.

               If a notice of redemption has been given pursuant to this paragraph 6 and if, on or before the date fixed for redemption, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Cumulative Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares to be redeemed, and at the close of business on the redemption date the holders of such shares shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the


                                       7

          payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

               7.  Authorization and Issuance of Other Securities.  No consent
                   ----------------------------------------------
          of the holders of the Cumulative Preferred Stock shall be required for
          (a) the creation of any indebtedness of any kind of the Corporation,
          (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation, dissolution or winding up to the Cumulative Preferred Stock or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

               8.    Amendment of Resolution.  The Board and the Committee each
                     -----------------------
          reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the Cumulative Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

               9.    Rank.  For the purposes of this resolution, any stock of
                     ----
          any class or classes of the Corporation shall be deemed to rank:

                    (a) prior to shares of the Cumulative Preferred Stock,
               either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Cumulative Preferred Stock;

                    (b) on a parity with shares of the Cumulative Preferred
               Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of the Cumulative Preferred Stock, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributed upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of Cumulative Preferred Stock (the term "Parity
                                                                          ------
               Preferred Stock" being used to refer to any stock on a parity
               ---------------
               with the shares of


                                       8

               Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, as the context may require); and

                    (c) junior to shares of the Cumulative Preferred Stock,
               either as to dividends or upon liquidation, dissolution or winding up, or both, if such class shall be Common Stock or if the holders of the Cumulative Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes.

               The Cumulative Preferred Stock shall rank prior, as to dividends and upon liquidation, dissolution or winding up, to the Common Stock and on a parity with (i) the Corporation's ESOP Convertible Preferred Stock, with a liquidation value of $35.88 per share, (ii) the Corporation's 9.36% Cumulative Preferred Stock, with a liquidation value of $25.00 per share,
     (iii) the Corporation's 8.88% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, (iv) the Corporation's 8-3/4% Cumulative Preferred Stock, with a liquidation value of $200.00 per share,
     (v) the Corporation's 7-3/8% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, (vi) if issued, the Corporation's 7.82% Cumulative Preferred Stock, with a liquidation value of $200.00 per share and (vii) if issued, the Corporation's 7.80% Cumulative Preferred Stock, with a liquidation value of $200.00 per share.


                                       9


               IN WITNESS WHEREOF, Morgan Stanley Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by Richard B. Fisher, its Chairman, and attested by Patricia A. Kurtz, its Assistant Secretary, this 14th day of February, 1995.

                                  MORGAN STANLEY GROUP INC.


                                  By:       /s/ Richard B. Fisher
                                     -----------------------------------------
                                     Name: Richard B. Fisher
                                     Title:  Chairman of the Board

[SEAL]




ATTEST:


  /s/ Patricia A. Kurtz
- ----------------------------------
      Name:     Patricia A. Kurtz
      Title:    Assistant Secretary




                             CERTIFICATE OF DECREASE
                                       OF
                           AUTHORIZED NUMBER OF SHARES
                                       OF
                        9.00% CUMULATIVE PREFERRED STOCK


                  Morgan Stanley Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

                  DOES HEREBY CERTIFY:

                  That the Restated Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on September 15, 1992 and forwarded for recording in the Office of the Recorder of Deeds for Kent County, Delaware on September 15, 1992 and a Certificate of Designation of Preferences and Rights ("Certificate of Designation") of the 9.00% Cumulative Preferred Stock, was filed in said Office of the Secretary of State on February 17, 1995 and forwarded for recording in the office of the Recorder of Deeds on even date therewith.

                  That pursuant to authority expressly granted to and vested in the Pricing Committee of the Board of Directors of the Corporation (the "Pricing Committee"), by resolutions duly adopted by said Board of Directors on October 29, 1993 (the "Resolutions"), the Pricing Committee fixed certain designations, preferences and rights of the aforesaid 9.00% Cumulative Preferred Stock as set forth in the Certificate of Designation.

                  That pursuant to authority expressly granted to and vested in the Pricing Committee by the Resolutions, the Pricing Committee by a written unanimous consent in lieu of a meeting dated as of March 9, 1995 duly adopted a resolution authorizing and directing a decrease in the authorized number of shares of the 9.00% Cumulative Preferred Stock of the Corporation, from 738,763 shares to 720,900 shares and providing that the 17,863 shares of the 9.00% Cumulative Preferred Stock designated by the Pricing Committee but not issued and outstanding resume the status of authorized and unissued Preferred Stock, all in accordance with the provisions of Section 151 of The General Corporation Law of the State of Delaware and the aforesaid Restated Certificate of Incorporation of the Corporation.

                  IN WITNESS WHEREOF, said Morgan Stanley Group Inc., has caused this certificate to be signed by Richard B. Fisher, its Chairman, and attested by Patricia A. Kurtz, its Assistant Secretary, this 13th day of March, 1995.



                                             By /s/ Richard B. Fisher
                                                --------------------------------
                                                 Name:     Richard B. Fisher
                                                 Title:    Chairman


ATTEST:


By  /s/ Patricia A. Kurtz
    -------------------------------
      Name:     Patricia A. Kurtz
      Title:    Assistant Secretary




              CERTIFICATE OF DESIGNATION OF PREFERENCES AND RIGHTS
                                     OF THE
                        8.40% CUMULATIVE PREFERRED STOCK

                             ($200.00 Stated Value)

                                       OF

                            MORGAN STANLEY GROUP INC.

                                   ----------


                         Pursuant to Section 151 of the

                General Corporation Law of the State of Delaware

                                   ----------


                  The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the "Board") of Morgan Stanley Group Inc., a Delaware corporation (hereinafter called the "Corporation"), by unanimous written consent in lieu of a meeting dated as of April 12, 1995 with certain of the designations, preferences and rights having been fixed by the Pricing Committee of the Board (the "Committee") at a meeting on July 27, 1995, pursuant to authority delegated to it by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of
Delaware:

                  RESOLVED that, pursuant to authority expressly granted to and vested in the Committee by the Board and in the Board by provisions of the Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the issuance of a series of Preferred Stock, without par value (the "Preferred Stock"), which shall consist of 1,006,250 of the 30,000,000 shares of Preferred Stock which the Corporation now has authority to issue, is authorized, and the Board and, pursuant to the authority expressly granted to the Committee by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Committee fix the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set





                                        2

          forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

                           1. Designation and Amount; Fractional Shares. The
                  designation for such series of the Preferred Stock authorized by this resolution shall be the 8.40% Cumulative Preferred Stock, without par value, with a stated value of $200.00 per share (the "Cumulative Preferred Stock"). The stated value per share of Cumulative Preferred Stock shall not for any purpose be considered to be a determination by the Board or the Committee with respect to the capital and surplus of the Corporation. The total number of shares of Cumulative Preferred Stock shall be 1,006,250. The Cumulative Preferred Stock is issuable in whole shares only.

                           2. Dividends. Holders of shares of Cumulative
                  Preferred Stock will be entitled to receive, when, as and if declared by the Board or the Committee out of assets of the Corporation legally available for payment, cash dividends payable quarterly at the rate of 8.40% per annum. Dividends on the Cumulative Preferred Stock will be payable quarterly on February 28, May 30, August 30 and November 30 (each a "dividend payment date"). Dividends on shares of the Cumulative Preferred Stock will be cumulative from the date of initial issuance of such shares of Cumulative Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board or the Committee. The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any Parity Preferred Stock (as defined in paragraph 9(b) below) with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Cumulative Preferred Stock, like dividends for all dividend payment periods of the Cumulative Preferred Stock ending on or before the dividend payment date of such Parity Preferred Stock, ratably in proportion to the respective amounts of dividends
                  (x) accumulated and unpaid or payable on such Parity Preferred Stock, on the one hand, and (y) accumulated and unpaid through the dividend payment period or periods of the Cumulative Preferred Stock next preceding such dividend payment date, on the other hand.

                           Except as set forth in the preceding sentence, unless
                  full cumulative dividends on the Cumulative Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the





                                        3

                  Cumulative Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment be made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any moneys theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund, regardless of whether at the time of such application full cumulative dividends upon shares of the Cumulative Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment) by the Corporation; provided that any such junior or parity Preferred Stock or Common Stock may be converted into or exchanged for stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends.

                           3. Liquidation Preference. The shares of Cumulative
                  Preferred Stock shall rank, as to liquidation, dissolution or winding up of the Corporation, prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up of the Corporation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Cumulative Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $200.00 per share (the "Liquidation Preference" of a share of Cumulative Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid on the shares of Cumulative Preferred Stock to the date of final distribution. The holders of the Cumulative Preferred Stock will not be entitled to receive the Liquidation Preference until the liquidation preference of any other class of stock of the Corporation ranking senior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full. After payment of the full amount of the Liquidation Preference and such dividends, the holders of shares of Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders




                                        4

                  ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

                           4. Conversion. The Cumulative Preferred Stock is
                  not convertible into shares of any other class or series of stock of the Corporation.

                           5. Voting Rights.  The holders of shares of
                  Cumulative Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                                    (a) Whenever, at any time or times,
                           dividends payable on the shares of Cumulative Preferred Stock or on any Parity Preferred Stock with respect to payment of dividends, shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Cumulative Preferred Stock shall have the right, with holders of shares of any one or more other class or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class), to elect two of the authorized number of members of the Board at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Cumulative Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Cumulative Preferred Stock shall terminate immediately.

                           Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Cumulative Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Cumulative Preferred Stock voting as a class becomes vacant





                                        5

                           for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Cumulative Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

                                    (b) So long as any shares of Cumulative
                           Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Cumulative Preferred Stock outstanding at the time and all other classes or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                                            (i) the issuance or increase of the
                                    authorized amount of any class or series of shares ranking prior (as that term is defined in paragraph 9(a) hereof) to the shares of the Cumulative Preferred Stock; or

                                            (ii) the amendment, alteration or
                                    repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation, (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Cumulative Preferred Stock or of the holders thereof; provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Cumulative Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

                                    (c) The foregoing voting provisions shall
                           not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of





                                        6

                           Cumulative Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                           6. Redemption Shares. The shares of the Cumulative
                  Preferred Stock may be redeemed at the option of the Corporation, as a whole, or from time to time in part, at any time, upon not less than 30 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation; provided, however, that shares of the Cumulative Preferred Stock shall not be redeemable prior to August 30, 2000. Subject to the foregoing, on or after such date, shares of the Cumulative Preferred Stock are redeemable at $200.00 per share together with an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid to, but excluding, the date fixed for redemption.

                           If full cumulative dividends on the Cumulative
                  Preferred Stock have not been paid, the Cumulative Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Cumulative Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Cumulative Preferred Stock. If fewer than all the outstanding shares of Cumulative Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or a substantially equivalent method.

                           If a notice of redemption has been given pursuant to
                  this paragraph 6 and if, on or before the date fixed for redemption, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Cumulative Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares to be redeemed, and at the close of business on the redemption date the holders of such shares shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.





                                        7


                           7. Authorization and Issuance of Other Securities. No
                  consent of the holders of the Cumulative Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation, dissolution or winding up to the Cumulative Preferred Stock or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                           8. Amendment of Resolution. The Board and the
                  Committee each reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the Cumulative Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

                           9. Rank.  For the purposes of this resolution, any
                  stock of any class or classes of the Corporation shall be deemed to rank:

                                    (a) prior to shares of the Cumulative
                           Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Cumulative Preferred Stock;

                                    (b) on a parity with shares of the
                           Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of the Cumulative Preferred Stock, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributed upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of Cumulative Preferred Stock (the term "Parity Preferred Stock" being used to refer to any stock on a parity with the shares of Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, as the context may require); and






                                        8

                                    (c) junior to shares of the Cumulative
                           Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if such class shall be Common Stock or if the holders of the Cumulative Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes.

                           The Cumulative Preferred Stock shall rank prior, as
                  to dividends and upon liquidation, dissolution or winding up, to the Common Stock and on a parity with (i) the Corporation's ESOP Convertible Preferred Stock, with a liquidation value of $35.88 per share, (ii) the Corporation's 9.36% Cumulative Preferred Stock, with a liquidation value of $25.00 per share,
                  (iii) the Corporation's 8.88% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, (iv) the Corporation's 8-3/4% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, (v) the Corporation's 7-3/8% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, (vi) if issued, the Corporation's 7.82% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, (vii) if issued, the Corporation's 7.80% Cumulative Preferred Stock, with a liquidation value of $200.00 per share and (viii) if issued, the Corporation's 9.00% Cumulative Preferred Stock, with a liquidation value of $200.00 per share.





                                        9

                           IN WITNESS WHEREOF, Morgan Stanley Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by Richard B. Fisher, its Chairman, and attested by Patricia
         A. Kurtz, its Assistant Secretary, this 27th day of July, 1995.

                                         MORGAN STANLEY GROUP INC.


                                         By:  /s/ Richard B. Fisher
                                             -----------------------------------
                                              Name:     Richard B. Fisher
                                              Title:    Chairman of the Board

[SEAL]



Attest:



/s/ Patricia A. Kurtz
- ----------------------------
Patricia A. Kurtz
Assistant Secretary




                             CERTIFICATE OF DECREASE
                                       OF
                           AUTHORIZED NUMBER OF SHARES
                                       OF
                        8.40% CUMULATIVE PREFERRED STOCK


                  Morgan Stanley Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

                  DOES HEREBY CERTIFY:

                  That the Restated Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on September 15, 1992 and forwarded for recording in the Office of the Recorder of Deeds for Kent County, Delaware on September 15, 1992 and a Certificate of Designation of Preferences and Rights ("Certificate of Designation") of the 8.40% Cumulative Preferred Stock, was filed in said Office of the Secretary of State on July 31, 1995 and forwarded for recording in the office of the Recorder of Deeds on even date therewith.

                  That pursuant to authority expressly granted to and vested in the Pricing Committee of the Board of Directors of the Corporation (the "Pricing Committee"), by resolutions duly adopted by said Board of Directors on April 12, 1995 (the "Resolutions"), the Pricing Committee fixed certain designations, preferences and rights of the aforesaid 8.40% Cumulative Preferred Stock as set forth in the Certificate of Designation.

          That pursuant to authority expressly granted to and vested in the Pricing Committee by the Resolutions, the Pricing Committee by a written unanimous consent in lieu of a meeting dated as of September 6, 1995 duly adopted a resolution authorizing and directing a decrease in the authorized number of shares of the 8.40% Cumulative Preferred Stock of the Corporation, from 1,006,250 shares to 996,776 shares and providing that the 9,474 shares of the 8.40% Cumulative Preferred Stock designated by the Pricing Committee but not issued and outstanding resume the status of authorized and unissued Preferred Stock, all in accordance with the provisions of Section 151 of The General Corporation Law of the State of Delaware and the aforesaid Restated Certificate of Incorporation of the Corporation.

                  IN WITNESS WHEREOF, said Morgan Stanley Group Inc., has caused this certificate to be signed by Richard B. Fisher, its Chairman, and attested by Patricia A. Kurtz, its Assistant Secretary, this 6th day of September, 1995.



                                           By  /s/ Richard B. Fisher
                                               ---------------------------------
                                               Name:     Richard B. Fisher
                                               Title:    Chairman


ATTEST:


By    /s/ Patricia A. Kurtz
     ----------------------------------
      Name:     Patricia A. Kurtz
      Title:    Assistant Secretary



              CERTIFICATE OF DESIGNATION OF PREFERENCES AND RIGHTS
                                     OF THE
                        8.20% CUMULATIVE PREFERRED STOCK

                             ($200.00 Stated Value)

                                       OF

                            MORGAN STANLEY GROUP INC.




                         Pursuant to Section 151 of the

                General Corporation Law of the State of Delaware



                  The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the "Board") of Morgan Stanley Group Inc., a Delaware corporation (hereinafter called the "Corporation"), by unanimous written consent in lieu of a meeting dated as of April 12, 1995 with certain of the designations, preferences and rights having been fixed by the Pricing Committee of the Board (the "Committee") at a meeting on October 13, 1995, pursuant to authority delegated to it by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware:

                  RESOLVED that, pursuant to authority expressly granted to and vested in the Committee by the Board and in the Board by provisions of the Restated Certificate of Incorporation of the Corporation, as amended (the "Certificate of Incorporation"), the issuance of a series of Preferred Stock, without par value (the "Preferred Stock"), which shall consist of 862,500 of the 30,000,000 shares of Preferred Stock which the Corporation now has authority to issue, is authorized, and the Board and, pursuant to the authority expressly granted to the Committee by the Board pursuant to the provisions of Section 141(c) of the General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Committee fix the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of the shares of such series (in addition to the powers, designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, set





                                        2

         forth in the Certificate of Incorporation which may be applicable to the Preferred Stock) as follows:

                           1. Designation and Amount; Fractional Shares. The
                  designation for such series of the Preferred Stock authorized by this resolution shall be the 8.20% Cumulative Preferred Stock, without par value, with a stated value of $200.00 per share (the "Cumulative Preferred Stock"). The stated value per share of Cumulative Preferred Stock shall not for any purpose be considered to be a determination by the Board or the Committee with respect to the capital and surplus of the Corporation. The total number of shares of Cumulative Preferred Stock shall be 862,500. The Cumulative Preferred Stock is issuable in whole shares only.

                           2. Dividends. Holders of shares of Cumulative
                  Preferred Stock will be entitled to receive, when, as and if declared by the Board or the Committee out of assets of the Corporation legally available for payment, cash dividends payable quarterly at the rate of 8.20% per annum. Dividends on the Cumulative Preferred Stock will be payable quarterly on February 28, May 30, August 30 and November 30 (each a "dividend payment date"). Dividends on shares of the Cumulative Preferred Stock will be cumulative from the date of initial issuance of such shares of Cumulative Preferred Stock. Dividends will be payable, in arrears, to holders of record as they appear on the stock books of the Corporation on such record dates, not more than 60 days nor less than 10 days preceding the payment dates thereof, as shall be fixed by the Board or the Committee. The amount of dividends payable for the initial dividend period or any period shorter than a full dividend period shall be calculated on the basis of a 360-day year of twelve 30-day months. No dividends may be declared or paid or set apart for payment on any Parity Preferred Stock (as defined in paragraph 9(b) below) with regard to the payment of dividends unless there shall also be or have been declared and paid or set apart for payment on the Cumulative Preferred Stock, like dividends for all dividend payment periods of the Cumulative Preferred Stock ending on or before the dividend payment date of such Parity Preferred Stock, ratably in proportion to the respective amounts of dividends
                  (x) accumulated and unpaid or payable on such Parity Preferred Stock, on the one hand, and (y) accumulated and unpaid through the dividend payment period or periods of the Cumulative Preferred Stock next preceding such dividend payment date, on the other hand.

                           Except as set forth in the preceding sentence, unless
                  full cumulative dividends on the Cumulative Preferred Stock have been paid, no dividends (other than in Common Stock of the Corporation) may be paid or declared and set aside for payment or other distribution made upon the Common Stock or on any other stock of the Corporation ranking junior to or on a parity with the





                                        3

                  Cumulative Preferred Stock as to dividends, nor may any Common Stock or any other stock of the Corporation ranking junior to or on a parity with the Cumulative Preferred Stock as to dividends be redeemed, purchased or otherwise acquired for any consideration (or any payment be made to or available for a sinking fund for the redemption of any shares of such stock; provided, however, that any moneys theretofore deposited in any sinking fund with respect to any preferred stock of the Corporation in compliance with the provisions of such sinking fund may thereafter be applied to the purchase or redemption of such preferred stock in accordance with the terms of such sinking fund, regardless of whether at the time of such application full cumulative dividends upon shares of the Cumulative Preferred Stock outstanding to the last dividend payment date shall have been paid or declared and set apart for payment) by the Corporation; provided that any such junior or parity Preferred Stock or Common Stock may be converted into or exchanged for stock of the Corporation ranking junior to the Cumulative Preferred Stock as to dividends.

                           3. Liquidation Preference. The shares of Cumulative
                  Preferred Stock shall rank, as to liquidation, dissolution or winding up of the Corporation, prior to the shares of Common Stock and any other class of stock of the Corporation ranking junior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up of the Corporation, so that in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the Cumulative Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any distribution is made to holders of shares of Common Stock or any other such junior stock, an amount equal to $200.00 per share (the "Liquidation Preference" of a share of Cumulative Preferred Stock) plus an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid on the shares of Cumulative Preferred Stock to the date of final distribution. The holders of the Cumulative Preferred Stock will not be entitled to receive the Liquidation Preference until the liquidation preference of any other class of stock of the Corporation ranking senior to the Cumulative Preferred Stock as to rights upon liquidation, dissolution or winding up shall have been paid (or a sum set aside therefor sufficient to provide for payment) in full. After payment of the full amount of the Liquidation Preference and such dividends, the holders of shares of Cumulative Preferred Stock will not be entitled to any further participation in any distribution of assets by the Corporation. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of shares of Parity Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributable among such holders





                                        4

                  ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes hereof, neither a consolidation or merger of the Corporation with or into any other corporation, nor a merger of any other corporation with or into the Corporation, nor a sale or transfer of all or any part of the Corporation's assets for cash or securities shall be considered a liquidation, dissolution or winding up of the Corporation.

                           4. Conversion. The Cumulative Preferred Stock is not convertible into shares of any other class or series of stock of the Corporation.

                           5. Voting Rights. The holders of shares of Cumulative Preferred Stock shall have no voting rights whatsoever, except for any voting rights to which they may be entitled under the laws of the State of Delaware, and except as follows:

                                    (a) Whenever, at any time or times,
                           dividends payable on the shares of Cumulative Preferred Stock or on any Parity Preferred Stock with respect to payment of dividends, shall be in arrears for an aggregate number of days equal to six calendar quarters or more, whether or not consecutive, the holders of the outstanding shares of Cumulative Preferred Stock shall have the right, with holders of shares of any one or more other class or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class), to elect two of the authorized number of members of the Board at the Corporation's next annual meeting of stockholders and at each subsequent annual meeting of stockholders until such arrearages have been paid or set apart for payment, at which time such right shall terminate, except as herein or by law expressly provided, subject to revesting in the event of each and every subsequent default of the character above mentioned. Upon any termination of the right of the holders of shares of Cumulative Preferred Stock as a class to vote for directors as herein provided, the term of office of all directors then in office elected by the holders of shares of Cumulative Preferred Stock shall terminate immediately.

                           Any director who shall have been so elected pursuant to this paragraph may be removed at any time, either with or without cause. Any vacancy thereby created may be filled only by the affirmative vote of the holders of shares of Cumulative Preferred Stock voting separately as a class (together with the holders of shares of any other class or series of stock upon which like voting rights have been conferred and are exercisable). If the office of any director elected by the holders of shares of Cumulative Preferred Stock voting as a class becomes vacant





                                        5

                           for any reason other than removal from office as aforesaid, the remaining director elected pursuant to this paragraph may choose a successor who shall hold office for the unexpired term in respect of which such vacancy occurred. At elections for such directors, each holder of shares of Cumulative Preferred Stock shall be entitled to one vote for each share held (the holders of shares of any other class or series of preferred stock having like voting rights being entitled to such number of votes, if any, for each share of such stock held as may be granted to them).

                                    (b) So long as any shares of Cumulative
                           Preferred Stock remain outstanding, the consent of the holders of at least two-thirds of the shares of Cumulative Preferred Stock outstanding at the time and all other classes or series of stock upon which like voting rights have been conferred and are exercisable (voting together as a class) given in person or by proxy, either in writing or at any meeting called for the purpose, shall be necessary to permit, effect or validate any one or more of the following:

                                            (i) the issuance or increase of the
                                    authorized amount of any class or series of shares ranking prior (as that term is defined in paragraph 9(a) hereof) to the shares of the Cumulative Preferred Stock; or

                                            (ii) the amendment, alteration or
                                    repeal, whether by merger, consolidation or otherwise, of any of the provisions of the Certificate of Incorporation, (including this resolution or any provision hereof) that would materially and adversely affect any power, preference, or special right of the shares of Cumulative Preferred Stock or of the holders thereof; provided, however, that any increase in the amount of authorized Common Stock or authorized Preferred Stock or any increase or decrease in the number of shares of any series of Preferred Stock or the creation and issuance of other series of Common Stock or Preferred Stock, in each case ranking on a parity with or junior to the shares of Cumulative Preferred Stock with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, shall not be deemed to materially and adversely affect such powers, preferences or special rights.

                                    (c) The foregoing voting provisions shall
                           not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of





                                        6

                           Cumulative Preferred Stock shall have been redeemed or called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                           6. Redemption Shares. The shares of the Cumulative
                  Preferred Stock may be redeemed at the option of the Corporation, as a whole, or from time to time in part, at any time, upon not less than 30 days' prior notice mailed to the holders of the shares to be redeemed at their addresses as shown on the stock books of the Corporation; provided, however, that shares of the Cumulative Preferred Stock shall not be redeemable prior to November 30, 2000. Subject to the foregoing, on or after such date, shares of the Cumulative Preferred Stock are redeemable at $200.00 per share together with an amount equal to all dividends (whether or not earned or declared) accrued and accumulated and unpaid to, but excluding, the date fixed for redemption.

                           If full cumulative dividends on the Cumulative
                  Preferred Stock have not been paid, the Cumulative Preferred Stock may not be redeemed in part and the Corporation may not purchase or acquire any shares of the Cumulative Preferred Stock otherwise than pursuant to a purchase or exchange offer made on the same terms to all holders of the Cumulative Preferred Stock. If fewer than all the outstanding shares of Cumulative Preferred Stock are to be redeemed, the Corporation will select those to be redeemed by lot or a substantially equivalent method.

                           If a notice of redemption has been given pursuant to
                  this paragraph 6 and if, on or before the date fixed for redemption, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the holders of the shares of Cumulative Preferred Stock so called for redemption, then, notwithstanding that any certificates for such shares have not been surrendered for cancellation, on the redemption date dividends shall cease to accrue on the shares to be redeemed, and at the close of business on the redemption date the holders of such shares shall cease to be stockholders with respect to such shares and shall have no interest in or claims against the Corporation by virtue thereof and shall have no voting or other rights with respect to such shares, except the right to receive the moneys payable upon surrender (and endorsement, if required by the Corporation) of their certificates, and the shares evidenced thereby shall no longer be outstanding. Subject to applicable escheat laws, any moneys so set aside by the Corporation and unclaimed at the end of two years from the redemption date shall revert to the general funds of the Corporation, after which reversion the holders of such shares so called for redemption shall look only to the general funds of the Corporation for the payment of the amounts payable upon such redemption. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.





                                        7


                           7. Authorization and Issuance of Other Securities. No
                  consent of the holders of the Cumulative Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation, or increase or decrease in the amount, of any class or series of stock of the Corporation not ranking prior as to dividends or upon liquidation, dissolution or winding up to the Cumulative Preferred Stock or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof or in any other terms thereof.

                           8. Amendment of Resolution. The Board and the
                  Committee each reserves the right by subsequent amendment of this resolution from time to time to increase or decrease the number of shares that constitute the Cumulative Preferred Stock (but not below the number of shares thereof then outstanding) and in other respects to amend this resolution within the limitations provided by law, this resolution and the Certificate of Incorporation.

                           9. Rank.  For the purposes of this resolution,
                  any stock of any class or classes of the Corporation shall be deemed to rank:

                                    (a) prior to shares of the Cumulative
                           Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of shares of the Cumulative Preferred Stock;

                                    (b) on a parity with shares of the
                           Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, whether or not the dividend rates, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of the Cumulative Preferred Stock, if the holders of stock of such class or classes shall be entitled by the terms thereof to the receipt of dividends or of amounts distributed upon liquidation, dissolution or winding up, as the case may be, in proportion to their respective dividend rates or liquidation prices, without preference or priority of one over the other as between the holders of such stock and the holders of shares of Cumulative Preferred Stock (the term "Parity Preferred Stock" being used to refer to any stock on a parity with the shares of Cumulative Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, as the context may require); and






                                        8

                                    (c) junior to shares of the Cumulative
                           Preferred Stock, either as to dividends or upon liquidation, dissolution or winding up, or both, if such class shall be Common Stock or if the holders of the Cumulative Preferred Stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, as the case may be, in preference or priority to the holders of stock of such class or classes.

                           The Cumulative Preferred Stock shall rank prior, as
                  to dividends and upon liquidation, dissolution or winding up, to the Common Stock and on a parity with (i) the Corporation's ESOP Convertible Preferred Stock, with a liquidation value of $35.88 per share, (ii) the Corporation's 9.36% Cumulative Preferred Stock, with a liquidation value of $25.00 per share,
                  (iii) the Corporation's 8.88% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, (iv) the Corporation's 8-3/4% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, (v) the Corporation's 7-3/8% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, (vi) if issued, the Corporation's 7.82% Cumulative Preferred Stock, with a liquidation value of $200.00 per share, (vii) if issued, the Corporation's 7.80% Cumulative Preferred Stock, with a liquidation value of $200.00 per share (viii) if issued, the Corporation's 9.00% Cumulative Preferred Stock, with a liquidation value of $200.00 per share and (ix) if issued, the Corporation's 8.40% Cumulative Preferred Stock, with a liquidation value of $200.00 per share.





                                        9


                           IN WITNESS WHEREOF, Morgan Stanley Group Inc. has caused this Certificate to be made under the seal of the Corporation and signed by Richard B. Fisher, its Chairman, and attested by Patricia
         A. Kurtz, its Assistant Secretary, this 13th day of October, 1995.

                                          MORGAN STANLEY GROUP INC.


                                           By  /s/ Richard B. Fisher
                                              ---------------------------------
                                               Name:     Richard B. Fisher
                                               Title:    Chairman of the Board

[SEAL]


Attest:


By    /s/ Patricia A. Kurtz
     ----------------------------------
      Name:     Patricia A. Kurtz
      Title:    Assistant Secretary




                            CERTIFICATE OF DECREASE
                                       OF
                           AUTHORIZED NUMBER OF SHARES
                                       OF
                        8.20% CUMULATIVE PREFERRED STOCK


                  Morgan Stanley Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"),

                  DOES HEREBY CERTIFY:

                  That the Restated Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on September 15, 1992 and forwarded for recording in the Office of the Recorder of Deeds for Kent County, Delaware on September 15, 1992 and a Certificate of Designation of Preferences and Rights ("Certificate of Designation") of the 8.20% Cumulative Preferred Stock, was filed in said Office of the Secretary of State on October 17, 1995 and forwarded for recording in the office of the Recorder of Deeds on even date therewith.

                  That pursuant to authority expressly granted to and vested in the Pricing Committee of the Board of Directors of the Corporation (the "Pricing Committee"), by resolutions duly adopted by said Board of Directors on April 12, 1995 (the "Resolutions"), the Pricing Committee fixed certain designations, preferences and rights of the aforesaid 8.20% Cumulative Preferred Stock as set forth in the Certificate of Designation.

                  That pursuant to authority expressly granted to and vested in the Pricing Committee by the Resolutions, the Pricing Committee by a written unanimous consent in lieu of a meeting dated as of October 27, 1995 duly adopted a resolution authorizing and directing a decrease in the authorized number of shares of the 8.20% Cumulative Preferred Stock of the Corporation, from 862,500 shares to 847,500 shares and providing that the 15,000 shares of the 8.20% Cumulative Preferred Stock designated by the Pricing Committee but not issued and outstanding resume the status of authorized and unissued Preferred Stock, all in accordance with the provisions of Section 151 of The General Corporation Law of the State of Delaware and the aforesaid Restated Certificate of Incorporation of the Corporation.

                  IN WITNESS WHEREOF, said Morgan Stanley Group Inc., has caused this certificate to be signed by Richard B. Fisher, its Chairman, and attested by Patricia A. Kurtz, its Assistant Secretary, this 31st day of October, 1995.



                                               By /s/ Richard B. Fisher
                                                  ____________________________
                                                   Name:     Richard B. Fisher
                                                   Title:    Chairman


ATTEST:


By    /s/ Patricia A. Kurtz
      ______________________________
      Name:        Patricia A. Kurtz
      Title:       Assistant Secretary




                            CERTIFICATE OF AMENDMENT

                                     TO THE

                     RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                            MORGAN STANLEY GROUP INC.


         MORGAN STANLEY GROUP INC., a Delaware corporation,  HEREBY CERTIFIES AS
FOLLOWS:

         1. The name of the Corporation is Morgan Stanley Group Inc. The date of filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was July 10, 1975. The date of filing of its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was September 15, 1992.

         2. This Certificate of Amendment sets forth amendments to the Restated Certificate of Incorporation of the Corporation that were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         3. Article IV, Section 1 of the Restated Certificate of Incorporation is hereby amended in full to read as follows:

                 SECTION 1. Shares and Classes Authorized. The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 630,000,000 shares, which shall include:

                 (a) 30,000,000 shares of preferred stock of no par value each (hereinafter referred to as "Preferred Stock"); and

                 (b) 600,000,000 shares of common stock of the par value of $1.00 each (hereinafter referred to as "Common Stock");

         such classes of Preferred Stock and Common Stock being sometimes hereinafter collectively referred to as "capital stock".

                 IN WITNESS WHEREOF, MORGAN STANLEY GROUP INC. has caused this certificate to be signed by Richard B. Fisher, its Chairman, and attested by Jonathan M. Clark, its General Counsel and Secretary, this 16th day of April, 1996.

                                            MORGAN STANLEY GROUP INC.

                                            By /s/  Richard B. Fisher
                                               ---------------------------------
                                               Name:   Richard B. Fisher
                                               Title:  Chairman

ATTEST:

/s/  Jonathan M. Clark
- ---------------------------------
Name:   Jonathan M. Clark
Title:  General Counsel and Secretary